                               THE COMMERCE FUNDS

                             LETTER TO SHAREHOLDERS


Dear Shareholders:

      We are pleased to provide you this annual report for The Commerce Funds family.
      This past year has been a good one for the financial markets. Inflation and interest rates have remained low, employment is up, and wages have remained steady. Housing starts were robust this spring, only recently tapering off. While retail sales have been sluggish this fall, consumers appear to be paying down debt in spite of the recent publicity about personal bankruptcies and defaults on credit card payments.
      The real story this year, however, has been the growth in capital investments. The increase in non-residential investments in buildings, equipment and inventory has been a significant contributor to 1996 economic growth.
      Our outlook for 1997 remains positive. Inflation has remained in the 2% to 2.5% range and we see no reason for that to change in the near term. This bodes well for the financial markets. We expect modest economic growth as we look forward to 1997.
      Each of the Commerce Funds is highlighted in the pages that follow. We are most pleased to have you as a Commerce Funds' shareholder.

Short-Term Government Fund

      This Fund had a total return for the 12 month period ended October 31, 1996 of 5.02% based on net asset value ("NAV") versus the Lipper Short U.S. Government Funds Index return of 5.63% and the Salomon Brothers 1-5 Year Treasury/Government Sponsored Index return of 5.89%. The Fund distributed $1.09 per share from net investment income during the period.
      Commerce Investment Management Group's expectation for a continued interest rate rally in early 1996 did not materialize and our longer average maturity and duration relative to our peer group dampened performance in the beginning of 1996. As the year continued, the economic outlook became more difficult to predict as economic indicators gave widely varying signals. By mid-year, the Fund's duration was targeted closer to neutral and our higher incremental yield helped us add relative return over the second half of the fiscal year.
      Recent investments have largely been concentrated in higher yielding mortgage-backed securities with short, stable average lives. Going forward, we expect the recent strong rally in interest rates to begin to wane as the strong employment growth in 1996, coupled with the stimulative nature of today's lower interest rates, keeps economic growth on a moderate to brisk track. Accordingly, the Fed will have little need to ease interest rates. With interest rates and the yield curve at a level we consider to be fairly valued, we will likely add relative returns by maintaining our higher yielding mortgage sector exposure, while keeping the average maturity of the Fund near its benchmark.

Bond Fund

      This Fund had a total return for the 12 month period ended October 31, 1996 of 4.71% based on NAV versus the Lipper Intermediate Investment Grade Debt Funds Index return of 5.34% and the Lehman Brothers Aggregate Bond Index return of 5.83%. The Fund distributed $1.16 per share from net investment income during the period.
      Commerce Investment Management Group's expectation for a continued interest rate rally in early 1996 did not materialize and our longer average maturity and duration relative to our peer group dampened performance in the beginning of 1996. As the year continued, the economic outlook became more difficult to predict as economic indicators gave widely varying signals. By mid-year, the Fund's duration was targeted closer to neutral and our higher incremental yield and intermediate concentration helped us add relative return over the second half of the fiscal year.
      Recent investments have been in mortgage-backed securities, select asset-backed securities and intermediate Treasuries. Going forward, we expect the recent brisk rally in interest rates to begin to wane as strong employment growth in 1996, coupled with the stimulative nature of today's lower interest rates, keeps growth on a moderate to strong track. Accordingly, the Fed will have little need to ease interest rates. With interest rates and the yield curve at a level we consider to be fairly valued, we expect to add relative returns by maintaining our higher yielding sector's exposure, while keeping the average maturity of the Fund near its

                               THE COMMERCE FUNDS
benchmark. The Fund continues to maintain exceptional credit quality, with an average quality rating of AAA.

Balanced Fund

      The Fund had a total return based on NAV for the last 12 months of 14.45% as compared with the return of the Lipper Balanced Fund Index of 14.19%, and the 60% S & P /40% Lehman Brothers Aggregate Bond Index of 16.50%.
      The expectation for a continued interest rate rally in early 1996 for the fixed-income side of the fund did not evolve as expected. The Fund had longer average maturity and duration relative to the Lipper Intermediate Investment Grade Debt Funds Index which dampened performance at the start of 1996. This made predictions for the remainder of the year more challenging. However, by mid-year the Fund's duration moved more toward neutral.
      The equity portion of the Fund enjoyed a steady bull market this year. Strong corporate earnings have helped to maintain high but not out of range valuation levels for the market. The equity side continues to be overweighted in the financial and technology sectors.
      In November 1995, the fund was 10% overweighted, and in April 1996 it moved back to a neutral weighting. A move in June 1996 was made to underweight by 10%, which avoided the July downturn in the market. In August 1996 the weighting was shifted back to neutral.

Growth Fund

      The Fund had a total return based on NAV of 23.43% for the 12 months ended October 31, 1996. This compares with a 24.02% return for the S&P 500 and a 16.87% return for the Lipper Growth Funds Index.
      The bull market, which began in late 1994, continued to surge to one record high after another over the past year with only a brief interruption in July. Strong corporate earnings gains have helped maintain high but not unreasonable valuation levels for the broad market. Heavy cash flows into mutual funds continue to be the fuel driving stock prices higher.
      The Fund continues to overweight the financial and technology sectors. We believe the financial sector has just begun a cycle of outperformance that will last for the rest of the decade. Factors contributing to the financial sector's success have been increased savings to manage from the baby boom generation, increased industry consolidation, and increased industry efficiencies leading to strong earnings growth. Conseco, SunAmerica, Travelers, and BankAmerica have appreciated over 50% since 1995.
      The technology sector has also been a favorite of ours. While the individual company stocks prices can be volatile and diversification is extremely important in companies with short product cycles, the technology revolution is still in it's early stages. Intel and Sun Microsystems both posted gains over 50% last year.
      The Fund ended the year with a balanced and diversified portfolio roughly comparable with the major economic sectors of the S&P 500.

Aggressive Growth Fund

      For the year ended October 31, 1996, this Fund had a total return of 13.78%, based on NAV. This is slightly behind the total return of 17.30% for the S&P Mid Cap Index, and 16.68% for the Lipper Mid Cap Funds Index.
      During the past 12 months, the markets have exhibited increased volatility as sentiment swung from concerns of an overheated economy, to pessimism on the level of corporate earnings, to election jitters, and finally to euphoria regarding inflation and status quo politics. Through it all, money continued to pour into equity mutual funds. By far, the best performing sectors this year were financial services, oil services and large blue chip stocks. Bringing up the rear were the medical services sector and small cap stocks.
      While facing a short term setback in terms of relative performance this year, we continue to focus our investment efforts on unique companies exhibiting strong financial criteria and above average earnings growth. We are especially excited by growth areas such as computer software (BMC Software and McAfee Associates) and services (American Management Systems). The world wide growth in telecommunications services is also an attractive sector (ADC Telecommunications and Andrew Corporation). The aging baby boomer has given rise to greater savings and investment, and as such we are heavily invested in the financial services sector (SunAmerica and United Asset Management). While

                               THE COMMERCE FUNDS
lagging this year, we believe the medical technology and services sectors will eventually come back to favor as the demographic trend of increasing consumption of medical services becomes too powerful to ignore (Elan Pharmaceuticals and Medic Computer Systems).
      The overall backdrop for financial assets remains positive as inflation remains low, global markets continue to be competitive and government policy benign. Economic activity appears to have settled for the time being to a slow but manageable rate of growth. Given what has been an almost unprecedented cycle of corporate spending on productivity-enhancing equipment, this economic expansion may continue to confound the experts in duration. A lengthened economic cycle should be positive for profits and stock market valuations.

International Equity Fund

      For the year ended October 31, 1996, the Fund produced a total return based on NAV of 13.25%, versus 10.74% for the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index, and 11.81% for the Lipper International Equity Funds Index.
      This year to date has been a good period for investments in foreign equity markets, with a few exceptions. Local market investors have experienced double-digit returns, while U.S. dollar-based investors have experienced lower returns, due to the strength of the U.S. dollar relative to other major currencies. The Japanese stock market has experienced recent weakness, which combined with dollar strength relative to the Japanese yen, has produced a negative return for dollar-based investors.
      While Japan continues to represent the largest country weighting in the portfolio at nearly 22%, the portfolio is underweighted in Japan (the EAFE Index weighting for Japan is 37%). This underweighting has helped the Fund outperform the EAFE Index this year to date.
      Exposure to the emerging markets of Asia and Latin America has also helped the portfolio to outperform the EAFE Index. Emerging markets, which are not represented in the EAFE Index, account for about 11% of the Fund.
      The economic and financial market outlook remains fairly positive on a world-wide basis. Economic recovery is now expected in both Japan and continental Europe. Corporate profit growth is reasonable, and seems likely to surprise positively in a number of equity markets. Selectively, investment opportunities appear to be attractive in both Japan and Europe, while the smaller markets of Asia and Latin America are expected to make further progress. The portfolio continues to be biased toward the fast growing economies of the Pacific and Latin America, at the expense of Japan. Consumer goods and services remains the largest sector commitment in the Fund.

Tax-Exempt Market

      In the 12 months ended October 31, 1996, tax exempt investors experienced a trading range market. This was a distinct change compared to the rather consistent decline in rates (increase in share values) in fiscal year 1995. A 90 basis point (.90%) difference between the high and low rates contained the year's activity. The range was over 150 basis points (1.50%) in the previous period. This smaller range masked a more volatile trading pattern. Early on rates continued the rally of the 1995 fiscal year and reached a two-year low in February when 10-year Aa rated general obligation bonds yielded 4.50%. From that point, rates reversed course eventually reaching 5.40% this summer. There followed an irregular rally to a year-ending yield near 5.00%.
      The election cycle has been completed. In early 1996, the success of Steve Forbes raised fears that the tax advantage of municipal bonds would be eliminated as talk of a flat tax gained popularity. Later, the question of how a 15% tax cut would impact the progress made toward a balanced budget, concerned the entire fixed income market. The final election results were received positively by fixed income investors: the goal of fiscal balance was affirmed by the electorate and proposed tax code changes seem unlikely to negatively impact tax exempt investing.
           Supply has run ahead of last year's levels as voters appear more willing to authorize spending programs. Several tax limitation ballot initiatives were passed, however, indicating that the tax revolt is far from

                               THE COMMERCE FUNDS
over. Restrictions imposed by voters on their government's ability to issue debt make credit evaluations a continuous process. In the coming year, the responsibilities imposed by welfare reform will present additional challenges to state and local governments. In general, credit quality has continued to improve. The economic expansion, though far from robust, has reduced the need for social spending at the same time that tax revenues have increased due to rising profits and incomes.

National Tax-Free Bond Fund

      For the year ended October 31, 1996, the NAV of the Fund declined to $18.46 from $18.54, reflecting the slightly higher yields. Distributions totaled $.74 per share bringing the total return to 3.60%. The Lipper General Municipal Debt Funds Index and the Merrill Lynch Municipal Intermediate Index had returns of 5.29% and 5.77%, respectively. During the year we broadened representation in the market with housing and education issues. The quality of the portfolio has been maintained at an extremely high level. The majority of securities in the Fund are rated AA or higher based on ratings by Standard & Poors

Missouri Tax-Free Bond Fund

      The change in NAV for the one year period ended October 31, 1996 was from $18.40 to $18.26. When combined with the per share distribution of $.76 the total return was 3.43%. The Lipper General Municipal Debt Funds Index and the Merrill Lynch Municipal Intermediate Index had returns of 5.29% and 5.77%, respectively. Supply was less a problem this year because of the school intercept program which resulted in many smaller issuers becoming eligible for nationally acceptable ratings. Issuers representing the housing and education sectors were added to the portfolio this year. The Commerce tradition of quality continues.

      In conclusion, we appreciate your support and look forward to helping you meet your investment objectives.

                                                Sincerely,

                                                /s/ Peter F. Mackie

                                                Peter F. Mackie
                                                Executive Vice President
                                                Commerce Bank, N.A.
                                                December 6, 1996

Total return figures include expense waivers and reimbursements. Without such waivers and reimbursements, total return would be reduced. Total return based on NAV does not include sales charges.

                               THE COMMERCE FUNDS

                             PERFORMANCE COMPARISON


In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. Each of the following Commerce Fund's performance, based on an initial investment of $10,000 (assuming both the maximum sales charge of 3.50% and no sales charge) is compared to the following:


                   Fund                                                                     Compare to:
-------------------------------------------------              --------------------------------------------------------------------
Short-Term Government Fund ("ST Gov't"):                       The Salomon Brothers 1-5 Year Treasury/Government Sponsored
                                                               Index ("Salomon Bros. Treas./Gov't") and the Lipper Short US
                                                               Government ("Gov't") Funds Index.

Bond Fund ("Bond"):                                            The Lehman Brothers Aggregate Bond Index ("Lehman Agg Bond
                                                               Index") and the Lipper Intermediate Investment Grade Debt Funds
                                                               Index ("Lipper Interm Debt Funds Index").

Balanced Fund ("Balanced"):                                    The composite of the Standard & Poor's 500 Index with Income
                                                               (weighted at 60%) and the Lehman Brothers Aggregate Bond Index
                                                               (weighted at 40%) ("Combined S&P and Lehman Bond Index") and the
                                                               Lipper Balanced Funds Index.

Growth Fund ("Growth"):                                        The S&P 500 with Income ("S&P 500") and the Lipper Growth Funds
                                                               Index.

Aggressive Growth Fund ("Agg Growth"):                         The S&P Mid Cap 400 Index with Income ("S&P Mid Cap 400") and the
                                                               Lipper Mid Cap Funds Index.

International Equity Fund ("Int'l Equity"):                    The Morgan Stanley Gross Europe Asia Far East Index ("Morgan
                                                               Stanley Gross EAFE") and the Lipper International Equity Funds
                                                               Index ("Lipper Int'l Funds Index").

National Tax-Free Bond Fund ("Nat'l Tax-Free"):                The Merrill Lynch Municipal Intermediate Index ("Merrill Lynch
                                                               Muni Interm Index") and the Lipper General Municipal Debt Funds
                                                               Index ("Lipper General Muni Debt Funds Index").

Missouri Tax-Free Bond Fund ("Missouri Tax-Free"):             The Merrill Lynch Muni Interm Index and the Lipper General Muni
                                                               Debt Funds Index.


Each of the indicies mentioned above is an unmanaged index in which investors cannot invest. Results for the indicies do not reflect the expenses and investment management fees incurred by the Funds. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               THE COMMERCE FUNDS

                           Short-Term Government Fund



             ST Gov't (no sales charge)   ST Gov't(w/sales charge)   Salomon Bros. Treas./Gov't   Lipper Short US Gov't Funds Index
12/12/95                        $10,000                     $9,650                      $10,000                             $10,000
10/31/95                        $11,072                    $10,684                      $11,082                             $10,972
10/31/96                        $11,629                    $11,222                      $11,736                             $11,592

                                   -----------------------------------
                                    Average Annual    Total Return
                                   -----------------------------------
                                    Since Inception/a/   One Year
----------------------------------------------------------------------
ST Gov't (no sales charge)              8.31%              5.02%
----------------------------------------------------------------------
ST Gov't (w/sales charge)               6.30%              1.37%
----------------------------------------------------------------------

                                  Balanced Fund

           Balanced (no sales charge) Balanced (w\sales charge) Combined S&P 500 and Lehman Bond Index   Lipper Balanced Funds Index
12/12/94                     $10,000                     $9,650                                $10,000                       $10,000
10/31/95                     $12,614                    $12,173                                $12,577                       $12,139
10/31/96                     $14,442                    $13,936                                $14,658                       $13,866

                                   -----------------------------------
                                    Average Annual    Total Return
                                   -----------------------------------
                                    Since Inception/a/   One Year
----------------------------------------------------------------------
Balanced (no sales charge)              21.46%             14.45%
----------------------------------------------------------------------
Balanced (w/sales charge)               19.20%             10.46%
----------------------------------------------------------------------


                                    Bond Fund

                 Bond (no sales charge)     Bond (w/sales charge)       Lehman Agg Bond Index      Lipper Interm Debt Funds Index
12/12/94                        $10,000                     $9,650                      $10,000                             $10,000
10/31/95                        $11,559                    $11,154                      $11,542                             $11,364
10/31/96                        $12,106                    $11,682                      $12,216                             $11,973

                                   -----------------------------------
                                    Average Annual    Total Return
                                   -----------------------------------
                                    Since Inception/a/   One Year
                                   -----------------------------------
Bond (no sales charge)                  10.64%             4.71%
----------------------------------------------------------------------
Bond (w/sales charge)                    8.58%             1.06%
----------------------------------------------------------------------

                                   Growth Fund

               Growth (no sales charge)       Growth (w/sales charge)                     S&P 500          Lipper Growth Funds Index
12/12/94                        $10,000                   $9,650                        $10,000                             $10,000
10/31/95                        $13,806                  $13,323                        $13,306                             $13,269
10/31/96                        $17,050                  $16,454                        $16,511                             $15,514

                                   -----------------------------------
                                    Average Annual    Total Return
                                   -----------------------------------
                                    Since Inception/a/  One Year
----------------------------------------------------------------------
Growth (no sales charge)                32.61%           23.43%
----------------------------------------------------------------------
Growth (w/sales charge)                 30.15%           19.10%
----------------------------------------------------------------------

(a) Commencement of operations was on December 12, 1994
(b) For comparative purposes, initial investments are assumed to be made on the first day of the month following the International Equity Fund's inception.
(c) Commencement of operations was on February 21, 1995.

                               THE COMMERCE FUNDS

                            Aggressive Growth Fund

                [GRAPH OF AGGRESSIVE GROWTH FUND APPEARS HERE]

               Agg Growth         Agg Growth        S&P       Lipper Mid Cap
           (no sales charge)  (w/sales charge)  Mid Cap 400    Funds Index
12/12/94        $10,000            $9,650         $10,000        $10,000
10/31/95        $14,056           $13,564         $13,116        $13,558
10/31/96        $15,999           $15,439         $15,392        $15,826

                                   --------------------
                                     Average Annual
                                      Total Return
                                   --------------------
                                      Since       One
                                   Inception/a/  Year
               ----------------------------------------
                 Agg Growth (no        28.22%   13.78%
                 sales charge)
               ----------------------------------------
                 Agg Growth            25.84%    9.80%
                 (w/sales charge)
               ----------------------------------------



                           National Tax-Free Bond Fund

              [GRAPH OF NATIONAL TAX-FREE BOND FUND APPEARS HERE]

               Nat'l Tax-Free     Nat'l Tax-Free    Merrill Lynch Muni   Lipper General
              (no sales charge)  (w/sales charge)      Interm Index        Muni Debt
                                                                          Funds Index
2/21/95           $10,000              $9,650             $10,000           $10,000
10/31/95          $10,606             $10,235             $10,765           $10,783
10/31/96          $10,989             $10,604             $11,387           $11,356

                                   -------------------
                                     Average Annual
                                      Total Return
                                   -------------------
                                      Since      One
                                   Inception/c/  Year
               ---------------------------------------
                 Nat'l Tax Free        5.72%     3.60%
                (no sales charge)
               ---------------------------------------
                 Nat'l Tax Free        3.53%     (.01%)
                (w/sales charge)
               ---------------------------------------


                            International Equity Fund

               [GRAPH OF INTERNATIONAL EQUITY FUND APPEARS HERE]

                  Int'l Equity       Int'l Equity     Morgan Stanley    Lipper Int'l
                (no sales charge)  (w/sales charge)     Gross EAFE      Funds Index
1/1/95              $10,000             $9,650           $10,000          $10,000
10/31/95            $10,264             $9,905           $10,428          $10,584
10/31/96            $11,628            $11,221           $11,551          $11,837

                                    --------------------
                                      Average Annual
                                       Total Return
                                   --------------------
                                       Since     One
                                     Inception   Year
                ----------------------------------------
                  Int'l Equity (no       8.91%   13.25%
                  sales charge)
                ----------------------------------------
                  Int'l Equity           6.89%    9.28%
                  (w/sales charge)
                ----------------------------------------


                           Missouri Tax-Free Bond Fund

              [GRAPH OF MISSOURI TAX-FREE BOND FUND APPEARS HERE]

                                                                        Lipper General
          Missouri Tax-Free    Missouri Tax-Free  Merrill Lynch Muni      Mumi Debt
          (no sales charge)    (w/sales charge)     Interm Index         Funds Index
2/21/95       $10,000              $9,650               $10,000             $10,000
10/31/95      $10,545             $10,176               $10,765             $10,783
10/31/96      $10,907             $10,525               $11,387             $11,356

                                    ---------------------
                                       Average Annual
                                        Total Return
                                    ---------------------
                                       Since    One Year
                                    Inception/c/
                -----------------------------------------
                  Missouri Tax Free      5.25%    3.43%
                  (no sales charge)
                -----------------------------------------
                  Missouri Tax Free      3.07%    (.20%)
                  (w/sales charge)
                -----------------------------------------

(a)   Commencement of operations was on December 12, 1994.
(b) For comparative purposes, initial investments are assumed to be made on the first day of the month following the International Equity Fund's inception.
(c)   Commencement of operations was on February 21, 1995.

                          INDEPENDENT AUDITORS' REPORT




The Board of Trustees and Shareholders of
The Commerce Funds

We have audited the accompanying statements of assets and liabilities of Short-Term Government Fund, Bond Fund, Balanced Fund, Growth Fund, Aggressive Growth Fund, International Equity Fund, National Tax-Free Bond Fund and Missouri Tax-Free Bond Fund, portfolios of The Commerce Funds, (collectively, The Commerce Funds) including the statements of investments, as of October 31, 1996, the related statements of operations for the year ended October 31, 1996 and the statements of changes in net assets and financial highlights for the year ended October 31, 1996 and the period from December 12, 1994 (commencement of operations) to October 31, 1995 for the Short-Term Government Fund, Bond Fund, Balanced Fund, Growth Fund, Aggressive Growth Fund and International Equity Fund and the period from February 21, 1995 (commencement of operations) to October 31, 1995 for the National Tax-Free Bond Fund and the Missouri Tax-Free Bond Fund. These financial statements and financial highlights are the responsibility of The Commerce Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Commerce Funds as of October 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with generally accepted accounting principles.


                                                KPMG Peat Marwick LLP



Kansas City, Missouri
December 6, 1996

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                          SHORT-TERM GOVERNMENT FUND

                               October 31, 1996

  Principal          Interest        Maturity
    Amount             Rate            Date             Value
-------------        --------        --------        -----------
             Collateralized Mortgage Obligations 14.6%
   Federal Home Loan Mortgage Corp.
     Series 1255, Class G
$  455,000           7.50%          07/15/21         $  462,963
   Federal Home Loan Mortgage Corp.
     Series 180, Class G
   1,146,105         8.00           09/15/21          1,162,929
   Federal National Mortgage Assn.
     Series 1993-140, Class D
   1,160,000         5.50           08/25/07          1,148,400
   Westam Mortgage Financial Corp.
     Series 7, Class F
   2,090,959         9.30           10/01/15          2,160,860
                                                    -----------
                Total Collateralized
                 Mortgage Obligations
                   (cost $4,910,973) .........       $4,935,152
                                                    -----------
           Mortgage-Backed Pass-Through Obligations
            8.7% Federal Home Loan Mortgage Corp.

$   57,702           8.75%          02/01/01         $   59,072
   115,655           8.75           04/01/01            118,402
   852,405           8.25           08/01/01            879,836
   990,414           7.00           05/01/26            973,696

   Government National Mortgage Assn.
   306,720           8.00           10/15/16            318,068
   560,948           8.00           07/15/17            580,929
                                                     ----------

                Total Mortgage-Backed
                    Pass-Through
                Obligations (cost $2,871,073) ....   $2,930,003
                                                     ----------

             U.S. Government Agency Obligations 64.9%
   Federal Agriculture Mortgage Corp.
$    500,000         6.69%          02/10/00         $  508,130
   Federal Farm Credit Bank
   1,000,000         7.17           04/03/00          1,031,870
   Federal Home Loan Bank
     530,000         7.13           03/27/00            546,478
   1,000,000         6.63           08/28/01          1,014,660
     965,000         7.56           02/27/02          1,018,075

   Federal Home Loan Mortgage Corp.
$  4,000,000         5.18%          11/26/96         $3,985,625
   1,000,000         7.93           01/20/98          1,025,470
   1,000,000         7.82           01/27/98          1,024,530
     500,000         7.90           01/27/00            526,170
   1,000,000         6.52           08/25/00          1,012,030
     500,000         6.70           07/25/01            508,360
   Federal Land Bank
   1,000,000         7.35           01/20/97          1,003,440
   Federal National Mortgage Assn.
    1,500,000        6.36           08/16/00          1,510,305
    1,000,000        9.20           09/11/00          1,102,810
      500,000        6.63           04/18/01            507,760
   Israel Aid Series 5A
    2,000,000        7.75           11/15/99          2,089,860
   Tennessee Valley Authority 1989, Series D
    2,000,000        8.38           10/01/99          2,122,180
   U.S. Department of Housing & Urban
      Development Series 1994-A
      100,000        6.44           08/01/02             98,991
   U.S. Department of Housing & Urban
      Development Series 1995-A
    1,250,000        8.15           08/01/00          1,325,375
                                                     ----------
                Total U.S. Government
                  Agency Obligations
                   (cost $21,678,221) ........      $21,962,119
                                                   ------------
                  U.S. Treasury Obligations
                    11.8% United States Treasury Notes
$ 1,000,000          5.63%          08/31/97        $ 1,000,780
  1,000,000          5.38           05/31/98            995,310
  1,000,000          6.88           07/31/99          1,024,370
  1,000,000          5.75           10/31/00            990,160
                                                    -----------
                Total U.S. Treasury
                   Obligations
                   (cost $4,064,141) .........       $4,010,620
                                                     ----------

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                    SHORT-TERM GOVERNMENT FUND--(Continued)

                               October 31, 1996


   Principal         Interest         Maturity
    Amount             Rate             Date              Value
 -------------       ---------        ----------       ------------
                    Repurchase Agreements 2.1%
   State Street Bank & Trust Company,
      dated 10/31/96, repurchase price
      $716,097 (U.S. Treasury Note:
      $734,944, 5.75%, 09/30/97)
   $  716,000          4.90%           11/01/96        $    716,000
                                                       ------------
                Total Repurchase
                  Agreements
                  (cost $716,000) ............         $    716,000
                                                       ------------
                Total Investments
                   (cost $34,240,408/(a)/) ...         $ 34,553,894
                                                       ============

-------------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for investments in
     which value exceeds cost ................
                                                       $    463,728
   Gross unrealized loss for investments in
     which cost exceeds value ................             (150,242)
                                                       ============
   Net unrealized gain .......................         $    313,486
                                                       ============

-------------------------------------------------------------------

   The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

/(a)/ The cost stated also represents aggregate cost for federal income tax purposes.


  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                                    BOND FUND
                                October 31, 1996



   Principal         Interest       Maturity
    Amount             Rate           Date               Value
----------------     ---------     -----------        -----------
                Asset-Backed Securities--26.1%
AUTO--1.3%
   NationsBank Auto Owner Trust
     Series 1996-A, Class A4
$  2,000,000           6.63%         12/15/00         $ 2,025,000
                                                      -----------
CREDIT CARD--12.5%
   American Express Master Trust
     Series 1994-3, Class A
$  2,000,000           7.85%         08/15/05         $ 2,105,000
   Chemical Master Credit Card Trust 1
     Series 1995-3, Class A
   2,000,000           6.23          04/15/05           1,973,740
   Choice Credit Card Master Trust
     Series 1992, Class 2B
   2,000,000           7.20          04/15/99           2,031,680
   Discover Card Master Trust Series
     1993-3, Class A
   2,000,000           6.20          05/16/06           1,945,620
   Discover Card Trust Series 1991-F,
     Class B
   2,000,000           8.35          11/21/00           2,068,120
   MBNA Master Credit Card Trust
     Series 1995-C, Class A
   2,000,000           6.45          02/15/08           1,963,120
   Standard Credit Card Master Trust
     Series 1993-2, Class A
   2,000,000           5.95          10/07/04           1,926,760
   Standard Credit Card Master Trust
     Series 1995-1, Class A
   2,000,000           8.25          01/07/07           2,187,020
   Standard Credit Card Master Trust
     Series 1995-1, Class B
   2,500,000           8.45          01/07/07           2,748,400
                                                      -----------
                                                      $18,949,460
                                                      -----------
HOME EQUITY-2.9%
   Advanta Mortgage Loan Trust
     Series 1994-4, Class A2
$  4,000,000           8.92%         01/25/26         $  4,310,360
                                                      ------------
MANUFACTURED HOUSING--9.4%
   Green Tree Financial Corp. Series
     1993-4,Class A4
$  2,000,000           6.60%         01/15/19         $  1,993,120
   Green Tree Financial Corp. Series
     1993-4, Class A5
   4,000,000           7.05          01/15/19            3,931,240
   Green Tree Financial Corp. Series
     1994-2, Class A4
   4,000,000           7.90          05/15/19            4,181,240
   Green Tree Financial Corp. Series
     1996-4, Class A7
   4,000,000           7.90          06/15/27            4,043,720
                                                      ------------
                                                      $ 14,149,320
                                                      ------------
                  Total Asset-Backed
                   Securities
                   (cost $37,857,666) ........        $ 39,434,140
                                                      ------------
                  Corporate Obligations--14.9%
FINANCIAL--10.6%
   American Express Credit Corp.
$  2,000,000           6.13%         11/15/01         $  1,969,180
   BankAmerica Corp.
   2,000,000           6.88          06/01/03            2,008,660
   Chemical Bank
   2,000,000           6.70          08/15/08            1,941,760
   Chubb Capital Corp.
   2,000,000           6.00          02/01/98            1,999,080
   General Motors Acceptance Corp.
   2,000,000           6.63          10/15/05            1,953,420
   Morgan Stanley Group, Inc.
   2,000,000           6.75          03/04/03            1,969,860
   PNC Bank N.A.
   2,000,000           7.88          04/15/05            2,101,660
   Smith Barney Holdings, Inc.
   2,000,000           6.63          06/01/00            2,011,360
                                                      ------------
                                                      $ 15,954,980
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                            BOND FUND--(Continued)
                               October 31, 1996

   Principal         Interest       Maturity
    Amount             Rate           Date              Value
----------------     ---------     -----------     -----------------
                  Corporate Obligations--Continued
INDUSTRIAL--3.0%
   Hanson Overseas BV
$     2,500,000         6.75%      09/15/05        $       2,466,325
   Shell Oil Co.
      1,000,000         6.95       12/15/98                1,016,060
   Union Pacific Railroad Corp.
      1,000,000         6.44       01/15/98                1,005,120
                                                   -----------------
                                                   $       4,487,505
                                                   -----------------
UTILITIES--1.3%
   Duke Power Corp.
$     1,000,000         7.37%      02/02/04        $       1,025,930
   Union Electric Co.
      1,000,000         6.75       10/15/99                1,011,040
                                                   -----------------
                                                   $       2,036,970
                                                   -----------------
                Total Corporate Obligations
                   (cost $21,505,742) ......
                                                   $      22,479,455
                                                   -----------------
                        Foreign Bonds--0.7%
   Hydro Quebec Medium--Term Note
$     1,000,000         7.96%      12/17/01        $       1,060,080
                                                   -----------------
                Total Foreign Bonds
                   (cost $971,660) .........       $       1,060,080
                                                   -----------------
          Mortgage-Backed Pass-Through Obligations--30.1%
   Federal Home Loan Mortgage Corp.
$     2,605,642         8.50%      02/01/19        $       2,724,355
      2,935,303         8.50       03/01/21                3,067,568
     11,884,969         7.00       05/01/26               11,684,351
   Federal National Mortgage Assn.
      4,073,805         7.00       07/01/09                4,092,015
      2,187,962         9.00       11/01/21                2,320,006
   Government National Mortgage Assn.
      4,190,333         8.00       02/15/22                4,305,525
      5,104,522         7.00       09/15/23                5,035,969
      2,361,414         7.50       08/20/25                2,366,562
      9,970,844         7.50%      07/20/26                9,961,372
                                                   -----------------
                Total Mortgage-Backed
                   Pass-Through Obligations
                   (cost $43,782,350) .......      $      45,557,723
                                                   -----------------
              U.S. Government Agency Obligations--1.3%
   Federal Home Loan Bank
$     1,000,000         6.32%      02/01/00        $       1,005,400
   Federal Home Loan Mortgage Corp.
      1,000,000         6.20       04/15/03                  990,470
                                                   -----------------
                Total U.S. Government
                   Agency Obligations
                   (cost $1,863,696) .......       $       1,995,870
                                                   -----------------
                  U.S. Treasury Obligations--17.0%
   United States Treasury Bonds
$     5,000,000         7.25%      05/15/16        $       5,290,600
      5,000,000         7.50       11/15/16                5,422,650
   United States Treasury Notes
      5,000,000         5.75       10/31/00                4,950,800
      5,000,000         5.88       11/15/05                4,837,500
      5,000,000         7.00       07/15/06                5,220,300
                                                   -----------------
                Total U.S. Treasury
                   Obligations
                   (cost $25,554,141) ......       $      25,721,850
                                                   -----------------
                    Short-Term Obligations--9.9%
   Eaton Corp. Commercial Paper
$     5,000,000         5.26%      11/05/96        $       4,997,078
   Great West Life & Annuity Insurance
      Commercial Paper
      3,000,000         5.26       11/25/96                2,989,480
   Merrill Lynch & Co., Inc. Commercial Paper
      7,000,000         5.26       11/14/96                6,986,704
                                                   -----------------
                Total Short-Term Obligations
                   (cost $14,973,262) ......
                                                   $      14,973,262
                                                   -----------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                             BOND FUND--(Continued)
                                October 31, 1996




   Principal         Interest       Maturity
    Amount             Rate           Date               Value
----------------     ---------     -----------        ----------
                 Repurchase Agreements--1.4%
   State Street Bank & Trust Company,
     dated 10/31/96, repurchase price
     $2,131,290 (U.S. Treasury Note:
     $2,174,051, 9.88%, 11/15/15)
$ 2,131,000            4.90%         11/01/96         $  2,131,000
                                                      ------------
                  Total Repurchase
                    Agreements
                    (cost $2,131,000) ........        $  2,131,000
                                                      ------------
                  Total Investments
                    (cost $148,639,517/(a)/) .        $153,353,380
                                                      ============

==================================================================

Federal Income Tax Information:
   Gross unrealized gain for
     investments in which value
     exceeds cost ............................        $  5,179,900

   Gross unrealized loss for
     investments in which cost
     exceeds value ...........................            (466,037)
                                                      ============

   Net unrealized gain .......................        $  4,713,863
                                                      ============

==================================================================

   The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

/(a)/The cost stated also represents aggregate cost for federal income tax purposes.





   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                                 BALANCED FUND

                               October 31, 1996

  Shares                  Description                      Value
-----------              --------------                 -----------
                      Common Stocks--56.4%
AEROSPACE/DEFENSE--1.1%
   8,800    Lockheed Martin Corp.                       $   788,700
                                                        -----------
AUTOMOTIVE PRODUCTS--1.1%
  23,500    Chrysler Corp.                              $   790,181
                                                        -----------
BASIC INDUSTRIES--1.0%
  11,600    Aluminum Company of America                 $   680,050
                                                        -----------
BIOTECHNOLOGY--1.0%
  11,400    Amgen, Inc./(a)/                            $   698,963
                                                        -----------
BUILDING MATERIALS & CONSTRUCTION--0.7%
  27,900    Clayton Homes, Inc.                         $   470,813
                                                        -----------
BUSINESS SERVICES--3.4%
   1,400    Automatic Data Processing, Inc.             $    58,275
  22,600    Equifax, Inc.                                   672,350
   7,700    First Data Corp.                                614,075
   7,600    Omnicom Group                                   378,100
  24,000    Reynolds & Reynolds Co.                         633,000
                                                        -----------
                                                        $ 2,355,800
                                                        -----------
CHEMICAL PRODUCTS--1.8%
  12,000    Bio-Rad Laboratories, Inc./(a)/             $   291,000
   7,000    OM Group, Inc.                                  287,000
  38,000    Terra Industries, Inc.                          560,500
   5,000    Thermo Instrument Systems, Inc./(a)/            151,250
                                                        -----------
                                                        $ 1,289,750
                                                        -----------
COMMUNICATIONS--0.3%
   3,900    SBC Communications, Inc.                    $   189,638
                                                        -----------
COMPUTER SERVICES/SOFTWARE--5.0%
  10,000    American Management Systems, Inc./(a)/      $   316,250
   7,700    Cisco Systems, Inc./(a)/                        476,438
  12,000    Cognos, Inc./(a)/                               376,500
   7,500    McAfee Associates, Inc./(a)/                    341,250
   8,000    Medic Computer Systems, Inc./(a)/               226,000
   4,700    Microsoft Corp./(a)/                            645,075
  10,400    Network General Corp./(a)/                      250,900
   6,000    Parametric Technology Corp./(a)/                293,250
  16,300    Verifone, Inc./(a)/                             548,088
                                                        -----------
                                                        $ 3,473,751
                                                        -----------
CONSUMER GOODS--1.0%
  12,400    Nike, Inc.                                  $   730,050
                                                        -----------
DIVERSIFIED MANUFACTURING--5.3%
   9,200    Allied Signal, Inc.                         $   602,600
  11,600    Dover Corp.                                     595,950
  10,000    DT Industries, Inc.                             395,000
  30,500    Federal Signal Corp.                            785,375
   8,000    Helix Technology Corp.                          213,000
  15,500    Illinois Tool Works, Inc.                     1,088,875
                                                        -----------
                                                        $ 3,680,800
                                                        -----------
ELECTRICAL SERVICES--1.0%
  17,500    Union Electric Co.                          $   675,938
                                                        -----------
ELECTRONICS & OTHER ELECTRICAL
       EQUIPMENT--7.7%
   9,300    Adaptec, Inc./(a)/                          $   566,138
   6,600    ADC Telecommunications, Inc./(a)/               451,275
  14,000    Belden, Inc.                                    402,500
   2,500    Emerson Electric Co.                            222,500
  13,900    General Electric Co.                          1,344,825
   8,100    Intel Corp.                                     889,988
  12,900    Linear Technology Corp.                         432,150
  10,000    Logicon,  Inc./(b)/                             413,750
   8,000    Symbol Technologies, Inc./(a)/                  359,000
   8,000    Xilinx, Inc./(a)/                               262,000
                                                        -----------
                                                        $ 5,344,126
                                                        -----------
FINANCIAL SERVICES--7.7%
   8,100    BankAmerica Corp.                           $   741,150
  14,000    Fair Isaac & Co., Inc.                          526,750
  24,100    Federal National Mortgage Assn.                 942,913
   9,700    Franklin Resources, Inc.                        683,850
  14,600    Green Tree Financial Corp.                      578,525
  15,400    Norwest Corp.                                   675,675
  17,850    Synovus Financial Corp.                         533,269
  13,500    Travelers Group, Inc.                           732,375
                                                        -----------
                                                        $ 5,414,507
                                                        -----------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                            BALANCED FUND--(Continued)

                                October 31, 1996

  Shares                  Description                    Value
-----------               -----------                 -----------
               Common Stocks--Continued
FOOD & BEVERAGES--0.8%
 3,000    CPC International, Inc.                     $   236,625
11,400    Pepsico, Inc.                                   337,725
                                                      -----------
                                                      $   574,350
                                                      -----------
HEALTH & MEDICAL SERVICES--4.4%
 9,100    Abbott Laboratories                         $   460,688
24,000    Ballard Medical Products                        423,000
 9,400    Dentsply International, Inc.                    395,975
11,600    Invacare Corp.                                  324,800
14,700    Johnson & Johnson                               723,975
26,200    Nellcor Puritan Bennett, Inc./(a)/              510,900
10,000    Physician Sales & Service, Inc./(a)/            212,500
                                                      -----------
                                                      $ 3,051,838
                                                      -----------
HOTELS & RESTAURANTS--0.2%
 3,500    McDonalds Corp.                             $   155,313
                                                      -----------
HOUSEHOLD PRODUCTS--0.4%
 3,500    Gillette Co.                                $   261,625
                                                      -----------
INDUSTRIAL MACHINERY--0.3%
 5,000    Lindsay Manufacturing Co.                   $   215,000
                                                      -----------
INSURANCE SERVICES--3.9%
 7,000    Allied Group, Inc.                          $   295,750
10,000    American Bankers Insurance Group, Inc.
                                                          480,000
11,600    Conseco,  Inc.                                  620,600
 8,500    Orion Capital Corp.                             462,188
 5,000    Protective Life Corp./(b)/                      172,500
18,100    SunAmerica, Inc.                                678,750
                                                      -----------
                                                      $ 2,709,788
                                                      -----------
OFFICE & BUSINESS EQUIPMENT--0.2%
 2,800    Sun Microsystems, Inc./(a)/                 $   170,800
                                                      -----------
OIL & GAS--3.6%
10,300    Mobil Corp.                                 $ 1,202,525
33,800    Nabors Industries, Inc./(a)/                    561,925
 4,700    Royal Dutch Petroleum ADR                       777,263
                                                      -----------
                                                      $ 2,541,713
                                                      -----------

RECREATIONAL SERVICES--0.4%
 9,000    Mattel, Inc.                                $   259,875
                                                      -----------
RETAIL TRADE--1.8%
 9,800    Consolidated Stores Corp./(a)/              $   378,525
 5,000    Global Directmail Corp./(a)/                     246,250
 8,900    MSC Industrial Direct, Inc./(a)/                 329,300
 7,900    Walgreen Co.                                    298,225
                                                      -----------
                                                      $ 1,252,300
                                                      -----------
RETAIL-DEPARTMENT STORES--0.8%
20,000    Gap, Inc.                                   $   580,000
                                                      -----------
TEXTILES--0.3%
 8,000    G & K Services, Inc.                        $   232,000
                                                      -----------
TRANSPORTATION/STORAGE--0.7%
16,000    Air Express International Corp.             $   484,000
                                                      -----------
UTILITIES--0.5%
10,000    Century Telephone Enterprises,
            Inc./(b)/                                 $   321,250
                                                      -----------
                Total Common Stocks
                   (cost $30,938,499) ........        $39,392,919
                                                      -----------

  Principal          Interest        Maturity
    Amount             Rate            Date
---------------      ---------       ----------
                 Asset-Backed Securities--9.5%
AUTO--0.7%
   NationsBank Auto Owner Trust
     Series 1996-A, Class A4
$  500,000             6.63%          12/15/00        $ 506,250
                                                      ---------
CREDIT CARD--5.1%
   American Express Master Trust
     Series 1994-3, Class A
$  500,000             7.85%           08/15/05       $ 526,250
   Choice Credit Card Master Trust
     Series 1992, Class 2B
   500,000             7.20            04/15/99         507,920
   Discover Card Master Trust Series
     1993-3, Class A
   500,000             6.20            05/16/06         486,405

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           BALANCED FUND--(Continued)

                                October 31, 1996

   Principal         Interest       Maturity
    Amount             Rate           Date                Value
---------------      --------      ----------         ------------
                 Asset-Backed Securities--Continued
CREDIT CARD--CONTINUED
   J.C. Penney Master Credit Card Trust
      Series B, Class A
   $  500,000          8.95%        10/15/01          $    529,260
   MBNA Master Credit Card Trust Series
      1995-C, Class A
      500,000          6.45         02/15/08               490,780
   Standard Credit Card Master Trust Series
      1993-2, Class A
      500,000          5.95         10/07/04               481,690
   Standard Credit Card Master Trust Series
      1995-1, Class B
      500,000          8.45         01/07/07               549,680
                                                      ------------
                                                      $  3,571,985
                                                      ------------
HOME EQUITY--0.8%
   Advanta Mortgage Loan Trust Series 1994-4,
      Class A2
   $  500,000          8.92%        01/25/26          $    538,795
                                                      ------------
MANUFACTURED HOUSING--2.9%
   Green Tree Financial Corp. Series 1993-4,
      Class A4
   $  500,000          6.60%        01/15/19          $    498,280
   Green Tree Financial Corp. Series 1993-4,
      Class A5
      500,000          7.05         01/15/19               491,405
   Green Tree Financial Corp. Series 1994-2,
      Class A4
      500,000          7.90         05/15/19               522,655
   Green Tree Financial Corp. Series 1996-4,
      Class A7
      500,000          7.90         06/15/27               505,465
                                                      ------------
                                                      $  2,017,805
                                                      ------------
                Total Asset-Backed Securities
                   (cost $6,404,041) .........        $  6,634,835
                                                      ------------

                    Corporate Obligations--6.5%
FINANCIAL--4.4%
   BankAmerica Corp.
   $  500,000          6.88%        06/01/03          $    502,165
   Chemical Bank
      500,000          6.70         08/15/08               485,440
   General Electric Capital Corp.
      500,000          8.30         09/20/09               563,400
   Morgan Stanley Group, Inc.
      500,000          6.75         03/04/03               492,465
   PNC Bank N.A.
      500,000          7.88         04/15/05               525,415
   Smith Barney Holdings, Inc.
      500,000          6.63         06/01/00               502,840
                                                      ------------
                                                      $  3,071,725
                                                      ------------
INDUSTRIAL--1.4%
   Gannett, Inc.
   $  500,000          5.25%        03/01/98          $    496,005
   Hanson Overseas BV
      500,000          6.75         09/15/05               493,265
                                                      ------------
                                                      $    989,270
                                                      ------------
UTILITIES--0.7%
   AT & T Corp.
   $  500,000          7.13%        01/15/02          $    513,780
                                                      ------------
                Total Corporate Obligations
                   (cost $4,256,658) .........
                                                      $  4,574,775
                                                      ------------
          Mortgage-Backed Pass-Through Obligations--13.2%
   Federal Home Loan Mortgage Corp.
   $1,980,828          7.00%        05/01/26          $  1,947,392
   Federal National Mortgage Assn.
    1,629,522          7.00         07/01/09             1,636,806
   Government National Mortgage Assn.
    1,047,583          8.00         02/15/22             1,076,381
    1,676,830          7.00         09/15/23             1,654,310
      944,566          7.50         08/20/25               946,625
    1,994,169          7.50         07/20/26             1,992,274
                                                      ------------
                Total Mortgage-Backed
                   Pass-Through Obligations
                   (cost $8,904,298) .........        $  9,253,788
                                                      ------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           BALANCED FUND--(Continued)
                                October 31, 1996


   Principal         Interest       Maturity
    Amount             Rate           Date              Value
----------------     ---------     -----------     ----------------
              U.S. Government Agency Obligations--1.1%
   Federal Home Loan Bank
  $ 750,000            6.63%        08/28/01         $      760,995
                                                     --------------
                Total U.S. Government Agency
                   Obligations
                   (cost $695,325) ...........       $      760,995
                                                     --------------
                  U.S. Treasury Obligations--5.9%
   United States Treasury Bonds
  $ 1,000,000          7.25%        05/15/16         $    1,058,120
    1,000,000          7.50         11/15/16              1,084,530
   United States Treasury Notes
    1,000,000          5.88         11/15/05                967,500
    1,000,000          7.00         07/15/06              1,044,060
                                                     --------------
                Total U.S. Treasury
                   Obligations
                   (cost $4,096,875) .........       $    4,154,210
                                                     --------------
                    Short-Term Obligations--2.9%
   Great West Life & Annuity Insurance
      Commercial Paper
  $ 2,000,000          5.26%        11/25/96         $    1,992,987
                                                     --------------
                Total Short-Term
                   Obligations
                   (cost $1,992,987) .........       $    1,992,987
                                                     --------------
                    Repurchase Agreements--4.3%
   State Street Bank & Trust Company, dated
      10/31/96, repurchase price $3,001,408
      (U.S. Treasury Note: $3,064,259, 6.75%,
      04/30/00)
  $ 3,001,000          4.90%        11/01/96         $    3,001,000
                                                     --------------
                Total Repurchase
                  Agreements
                   (cost $3,001,000) .........       $    3,001,000
                                                     --------------

                Total Investments
                   (cost $60,289,683/(c)/) ...       $   69,765,509
                                                     ==============


---------------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost ...............       $    9,743,281

   Gross unrealized loss for
      investments in which cost
      exceeds value ..........................             (357,920)
                                                     ---------------
   Net unrealized gain .......................       $    9,385,361
                                                     ===============

--------------------------------------------------------------------


   The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

/(a)/Non-income producing security.
/(b)/There are common stock rights attached to these securities.
/(c)/The aggregate cost for federal income tax purposes is $60,380,148.


--------------------------------------------------------------------

Investment Abbreviations:

ADR--American Depository Receipts

--------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                                   GROWTH FUND

                                October 31, 1996


  Shares                  Description                      Value
----------               --------------                ------------
                        Common Stocks--92.7%
AEROSPACE/DEFENSE--2.3%
    55,000   Lockheed Martin Corp.                     $  4,929,375
                                                       ------------
AUTOMOTIVE PRODUCTS--2.6%
   158,600   Chrysler Corp.                            $  5,332,925
                                                       ------------
BASIC INDUSTRIES--2.3%
    83,400   Aluminum Company of America
                                                       $  4,889,325
                                                       ------------
BIOTECHNOLOGY--2.3%
    78,200   Amgen, Inc./(a)/                          $  4,794,638
                                                       ------------
BUILDING MATERIALS & CONSTRUCTION--1.3%
   166,000   Clayton Homes, Inc.                       $  2,801,250
                                                       ------------
BUSINESS SERVICES--6.6%
    34,000   Automatic Data Processing, Inc.           $  1,415,250
   147,100   Equifax, Inc.                                4,376,225
    49,000   First Data Corp.                             3,907,750
   156,000   Reynolds & Reynolds Co.                      4,114,500
                                                       ------------
                                                       $ 13,813,725
                                                       ------------
CHEMICAL PRODUCTS--1.5%
   216,000   Terra Industries, Inc.                    $  3,186,000
                                                       ------------
COMMUNICATIONS--1.0%
    43,000   SBC Communications, Inc.                  $  2,090,875
                                                       ------------
COMPUTER SERVICES/SOFTWARE--5.6%
    49,000   Cisco Systems, Inc./(a)/                  $  3,031,875
    30,000   Microsoft Corp./(a)/                         4,117,500
    48,000   Parametric Technology Corp./(a)/             2,346,000
    68,000   Verifone, Inc./(a)/                          2,286,500
                                                       ------------
                                                       $ 11,781,875
                                                       ------------
CONSUMER GOODS--1.9%
    66,000   Nike, Inc.                                $  3,885,750
                                                       ------------
DIVERSIFIED MANUFACTURING--10.0%
    64,400   Allied Signal, Inc.                       $  4,218,200
    79,000   Dover Corp.                                  4,058,625
   200,000   Federal Signal Corp.                         5,150,000
   106,000   Illinois Tool Works, Inc.                    7,446,500
                                                       ------------
                                                       $ 20,873,325
                                                       ------------
ELECTRICAL SERVICES--2.2%
   117,600   Union Electric Co.                        $  4,542,300
                                                       ------------
ELECTRONICS & OTHER ELECTRICAL
   EQUIPMENT--11.3%
    54,800   Adaptec, Inc./(a)/                        $  3,335,950
    18,800   Emerson Electric Co.                         1,673,200
    87,500   General Electric Co.                         8,465,625
    49,000   Intel Corp.                                  5,383,875
    83,000   Linear Technology Corp.                      2,780,500
    60,000   Xilinx, Inc./(a)/                            1,965,000
                                                       ------------
                                                       $ 23,604,150
                                                       ------------
FINANCIAL SERVICES--13.7%
    54,400   BankAmerica Corp.                         $  4,977,600
   155,000   Federal National Mortgage Assn.              6,064,375
    67,000   Franklin Resources, Inc.                     4,723,500
   103,000   Green Tree Financial Corp.                   4,081,375
    98,000   Norwest Corp.                                4,299,750
    82,000   Travelers Group, Inc.                        4,448,500
                                                       ------------
                                                       $ 28,595,100
                                                       ------------
FOOD & BEVERAGES--2.2%
    25,000   CPC International, Inc.                   $  1,971,875
    90,000   Pepsico, Inc.                                2,666,250
                                                       ------------
                                                       $  4,638,125
                                                       ------------
HEALTH & MEDICAL SERVICES--5.5%
    61,400   Abbott Laboratories                       $  3,108,375
    96,800   Johnson & Johnson                            4,767,400
   181,000   Nellcor Puritan Bennett, Inc./(a)/           3,529,500
                                                       ------------
                                                       $ 11,405,275
                                                       ------------
HOTELS & RESTAURANTS--0.5%
    22,000   McDonalds Corp.                           $    976,250
                                                       ------------
HOUSEHOLD PRODUCTS--1.0%
    28,200   Gillette Co.                              $  2,107,950
                                                       ------------
INSURANCE SERVICES--4.3%
    81,500   Conseco, Inc.                             $  4,360,250
   122,000   SunAmerica, Inc.                             4,575,000
                                                       ------------
                                                       $  8,935,250
                                                       ------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                            GROWTH FUND--(Continued)
                                October 31, 1996

  Shares                  Description                   Value
------------            ---------------            -----------------
                      Common Stocks--Continued
OFFICE & BUSINESS EQUIPMENT--1.1%
    38,000   Sun Microsystems, Inc./(a)/           $      2,318,000
                                                   ----------------
OIL & GAS--8.4%
    70,000   Mobil Corp.                           $      8,172,500
   250,000   Nabors Industries, Inc./(a)/                 4,156,250
    32,000   Royal Dutch Petroleum ADR                    5,292,000
                                                   ----------------
                                                   $     17,620,750
                                                   ----------------
RECREATIONAL SERVICES--0.9%
    62,600   Mattel, Inc.                          $      1,807,575
                                                   ----------------
RETAIL TRADE--2.3%
    60,000   Consolidated Stores Corp./(a)/        $      2,317,500
    65,000   Walgreen Co.                                 2,453,750
                                                   ----------------
                                                   $      4,771,250
                                                   ----------------
RETAIL-DEPARTMENT STORES--1.9%
   140,000   Gap, Inc.                             $      4,060,000
                                                   ----------------
                Total Common Stocks
                   (cost $143,247,852) .....       $    193,761,038
                                                   ----------------
   Principal         Interest       Maturity
    Amount             Rate           Date
---------------      --------      ----------
            Repurchase Agreements--7.0%
State Street Bank & Trust Company, dated
   10/31/96, repurchase price $14,611,989
   (U.S. Treasury Note: $14,906,931, 6.75%,
   04/30/00)
    $14,610,000         4.90%      11/01/96        $     14,610,000
                                                   ----------------
                Total Repurchase
                   Agreements
                   (cost $14,610,000) ......       $     14,610,000
                                                   ----------------

                Total Investments
                   (cost $157,857,852/(b)/).        $   208,371,038
                                                   ================

--------------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost .............       $     51,422,529

   Gross unrealized loss for investments in
      which cost exceeds value .............               (909,343)
                                                   ----------------

   Net unrealized gain .....................       $     50,513,186
                                                   ================

--------------------------------------------------------------------

   The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

/(a)/Non-income producing security.
/(b)/The cost stated also represents aggregate cost for federal income tax purposes.




   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                            AGGRESSIVE GROWTH FUND

                               October 31, 1996

  Shares                  Description                    Value
----------                -----------                --------------
                        Common Stocks--99.4%
AEROSPACE/DEFENSE--2.5%
  26,000    Litton Industries, Inc./(a)/             $    1,166,750
  15,000    Precision Castparts Corp./(b)/                  701,250
                                                     --------------
                                                     $    1,868,000
                                                     --------------
AGRICULTURE--1.8%
  36,500    Delta & Pine Land Company                $    1,314,000
                                                     --------------
BROADCAST MEDIA--1.4%
  26,700    A.H. Belo Corp.                          $    1,041,300
                                                     --------------
BUILDING MATERIALS & CONSTRUCTION--1.0%
  42,397    Clayton Homes, Inc.                      $      715,449
                                                     --------------
BUSINESS SERVICES--5.4%
  29,000    Devry, Inc./(a)/                         $    1,446,375
  22,100    Paychex, Inc.                                 1,259,700
  51,000    Reynolds & Reynolds Co.                       1,345,125
                                                     --------------
                                                     $    4,051,200
                                                     --------------
CHEMICAL PRODUCTS--4.3%
  34,500    Bio-Rad Laboratories, Inc./(a)/          $      836,625
  29,500    OM Group, Inc.                                1,209,500
  78,900    Terra Industries, Inc.                        1,163,775
                                                     --------------
                                                     $    3,209,900
                                                     --------------
COMMERCIAL SERVICES--0.5%
   8,500    APAC Teleservices, Inc./(a)/             $      392,063
                                                     --------------
COMPUTER SERVICES/SOFTWARE--14.3%
  48,000    American Management Systems, Inc./(a)/   $    1,518,000
  12,000    BMC Software, Inc./(a)/                         996,000
  41,800    Cognos, Inc./(a)/                             1,311,475
  32,000    Electronic Arts, Inc./(a)/                    1,200,000
   9,400    HCIA, Inc./(a)/                                 260,850
  23,250    McAfee Associates, Inc./(a)/                  1,057,875
  40,000    Medic Computer Systems, Inc./(a)/             1,130,000
  46,800    Network General Corp./(a)/                    1,129,050
  21,770    SunGard Data Systems, Inc./(a)/                 930,668
  33,000    Verifone, Inc./(a)/                           1,109,625
                                                     --------------
                                                     $   10,643,543
                                                     --------------
DIVERSIFIED MANUFACTURING--4.8%
  45,000    DT Industries, Inc.                      $    1,777,500
  16,000    Helix Technology Corp.                          426,000
  32,500    Lindsay Manufacturing Co.                     1,397,500
                                                     --------------
                                                     $    3,601,000
                                                     --------------
ELECTRONICS & OTHER ELECTRICAL
   EQUIPMENT--11.3%
  22,400    ADC Telecommunications, Inc./(a)/        $    1,531,600
  26,000    Andrew Corp./(a)/                             1,267,500
  43,900    Belden, Inc.                                  1,262,125
  20,300    Charter Power Systems, Inc.                     502,425
  35,500    Logicon, Inc./(b)/                            1,468,813
  31,200    Maxim Integrated Products, Inc./(a)/          1,092,000
  29,800    Symbol Technologies, Inc./(a)/                1,337,275
                                                     --------------
                                                     $    8,461,738
                                                     --------------
ENERGY--2.4%
  33,800    Input/Output, Inc./(a)/                  $    1,005,550
  25,000    Thermo Instruments Systems, Inc./(a)/           756,250
                                                     --------------
                                                     $    1,761,800
                                                     --------------
FINANCIAL SERVICES--10.4%
  42,000    A. G. Edwards, Inc.                      $    1,254,750
  46,000    Concord EFS, Inc./(a)/                        1,334,000
  43,000    Fair Isaac & Co., Inc.                        1,617,875
  57,600    Synovus Financial Corp.                       1,720,800
  25,000    TCF Financial Corp.                             968,750
  34,000    United Asset Management Corp.                   833,000
                                                     --------------
                                                     $    7,729,175
                                                     --------------
HEALTH & MEDICAL SERVICES--12.9%
  62,000    Ballard Medical Products                 $    1,092,750
  24,800    ClinTrials Research, Inc./(a)/                  920,700
  21,600    Dentsply International, Inc.                    909,900
  45,000    Elan Corp. PLC/(a)/                           1,248,750
  27,000    Idexx Laboratories, Inc./(a)/                 1,059,750
  38,700    Invacare Corp.                                1,083,600
  24,200    Lincare Holdings, Inc.                          907,500

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                       AGGRESSIVE GROWTH FUND--(Continued)

                               October 31, 1996

  Shares                  Description                     Value
----------                -----------                  ------------
                 Common Stocks--Continued
HEALTH & MEDICAL SERVICES--CONTINUED
  57,000    Physician Sales & Service, Inc./(a)/     $    1,211,250
  62,500    Rotech Medical Corp./(a)/                     1,000,000
  37,000    Strategic Distribution, Inc./(a)/               212,750
                                                     --------------
                                                     $    9,646,950
                                                     --------------
INSURANCE SERVICES--10.9%
  35,000    Allied Group, Inc.                       $    1,478,750
  29,000    American Bankers Insurance
              Group, Inc.                                 1,392,000
  34,300    American Travellers Corp.                     1,179,063
  24,875    Orion Capital Corp.                           1,352,578
  30,000    Protective Life Corp./(b)/                    1,035,000
  20,000    SunAmerica, Inc.                                750,000
  13,800    Transatlantic Holdings, Inc.                    993,600
                                                     --------------
                                                     $    8,180,991
                                                     --------------
MANUFACTURING-MISCELLANEOUS--1.7%
  31,800    Danaher Corp.                            $    1,299,825
                                                     --------------
OIL & GAS--0.5%
  23,000    Nabors Industries, Inc./(a)/             $      382,375
                                                     --------------
PRINTING & PUBLISHING--2.0%
  20,500    Scholastic Corp./(a)/                    $    1,501,625
                                                     --------------
RECREATIONAL SERVICES--1.0%
  33,800    K2, Inc.                                 $      777,400
                                                     --------------
RETAIL TRADE--4.5%
  27,000    Eckerd Corp.                             $      759,401
  28,300    Global Directmail Corp./(a)/                  1,393,775
  31,900    MSC Industrial Direct, Inc./(a)/              1,180,300
                                                     --------------
                                                     $    3,333,476
                                                     --------------
TELECOMMUNICATIONS EQUIPMENT--0.6%
   7,000    Aspect Telecommunications Corp./(a)/
                                                     $      416,500
                                                     --------------
TEXTILES--1.9%
  48,800    G & K Services, Inc.                     $    1,415,200
                                                     --------------
TRANSPORTATION/ STORAGE--1.8%
  43,800    Air Express International Corp.          $    1,324,950
                                                     --------------

UTILITIES--1.5%
  34,000    Century Telephone Enterprises,
               Inc./(b)/                             $    1,092,250
                                                     --------------
                Total Common Stocks
                   (cost $61,299,221) ........       $   74,160,710
                                                     ==============


  Principal          Interest        Maturity
    Amount             Rate            Date
-------------        --------       ----------
                    Repurchase Agreements--2.9%
State Street Bank & Trust Company,
   dated 10/31/96, repurchase price
   $2,148,292 (U.S. Treasury Note:
   $2,194,603, 6.75%, 04/30/00)
   $2,148,000          4.90%        11/01/96         $    2,148,000
                                                     --------------
                Total Repurchase Agreements
                   (cost $2,148,000) .........       $    2,148,000
                                                     --------------

                Total Investments
                   (cost $63,447,221/(c)/) ...       $   76,308,710
                                                     ==============

-------------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost ...............       $   14,493,480

   Gross unrealized loss for
      investments in which cost
      exceeds value ..........................          (1,830,455)
                                                     --------------
   Net unrealized gain .......................       $   12,663,025
                                                     ==============

-------------------------------------------------------------------

   The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

/(a)/ Non-income producing security.
/(b)/ There are common stock rights attached to these securities.
/(c)/ The aggregate cost for federal income tax purposes is $63,645,685.


   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                            INTERNATIONAL EQUITY FUND
                                October 31, 1996

   Shares                Description                      Value
--------------          -------------                ---------------
                        Common Stocks--94.8%

ARGENTINE PESO--0.6%
       2,039   Banco de Galicia Buenos Aires SA
                  ADR (Financial Services)           $       36,957
       1,604   Banco Frances del Rio de la Plata
                  ADR (Financial Services)                   42,105
       1,750   Comercial de Plata ADR /(c)/ 144A (Oil
               & Gas)                                         4,130
      13,105   Perez Compac SA (Diversified
                  Industrial Manufacturing)                  83,225
         360   Sociedad Comercial del Plata ADR
                  (Oil & Gas)                                 8,389
       2,230   Telecom Argentina (Utilities)                  8,419
         170   Telecom Argentina ADR
                  (Utilities)                                 6,417
       3,250   Telefonica de Argentina ADR
                  (Utilities)                                75,563
         400   Transportadora de Gas del Sur ADR
                  (Utilities)                                 4,650
       2,168   YPF Sociedad Anonima ADR (Oil &
                  Gas)                                       49,322
                                                     ---------------
                                                     $      319,177
                                                     ---------------
AUSTRALIAN DOLLAR--1.6%
       3,000   Amcor (Paper & Forest
                  Products)                          $       18,639
       9,000   Australia & New Zealand Bank Group
                  (Financial Services)                       52,564
      17,150   Australian Gas Light Co.
                  (Utilities)                                94,047
       8,294   Broken Hill Proprietary Co.
                  (Mining - Metals/Minerals)                110,091
       1,200   Coca-Cola Amatil (Beverages/
                  Tobacco)                                   16,499
       4,135   Howard Smith (Diversified
                  Industrial Manufacturing)                  32,440
       3,051   Lend Lease Corp. (Building
                  Materials & Construction)                  51,716
       5,189   National Australia Bank (Financial
                  Services)                                  56,952
      11,033   News Corp. (Broadcast Media)                  62,776
      10,000   Publishing & Broadcasting, Ltd.
                 (Broadcast Media)                           45,011
      21,000   Tab Corp. Holdings, Ltd.
                  (Recreational Services)                    99,017
      14,000   TNT, Ltd. (Transportation/
                  Storage)                                   26,959
       7,500   Western Mining Corp. Holdings,
                  Ltd. (Mining - Metals/
                  Minerals)                                  47,131
      10,000   Westpac Banking Corp. (Financial
                  Services)                                  57,057
      11,000   Woodside Petroleum, Ltd. (Oil &
                  Gas)                                       77,581
                                                     ---------------
                                                     $      848,480
                                                     ---------------
AUSTRIAN SCHILLING--0.0%
          84   EVN Energie Versorgung Neider
                  (Utilities)                        $       11,400
         280   Flughafen Wien AG (Transportation/
                  Storage)                                   13,811
                                                     ---------------
                                                     $       25,211
                                                     ---------------
BELGIAN FRANC--1.0%
         368   Generale de Banque /(a)/ (Financial
                  Services)                          $      128,605
          33   Generale de Banque - Warrants/(a)/
                  (Financial Services)                           21
         960   Kredietbank (Financial Services)             310,099
          29   UCB (Chemical Products)                       63,923
                                                     ---------------
                                                     $      502,648
                                                     ---------------
BRAZILIAN REAL--3.0%
     141,959   Brahma (Food/Grocery
                  Products)                          $       87,740
       3,200   Brazil Fund, Inc. (Financial
                  Services)                                  67,200

   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                    INTERNATIONAL EQUITY FUND--(Continued)

                               October 31, 1996

          Shares                  Description                   Value
      --------------             -------------             ---------------
                           Common Stocks--Continued
BRAZILIAN REAL--CONTINUED
            500       Cemig - CIA Energetica
                        Minas Gerais ADR/(c)/ 144A
                        (Utilities)                         $       16,062
          4,947       Cemig - CIA Energetica
                        Minas Gerais ADR (Non-
                        Voting) (Utilities)                        158,922
        118,176       Cim Port Itau (Cia) (Utilities)               31,057
          2,070       Companhia Brasileira
                        (Utilities)                                 40,656
            330       Companhia Energetica de Sao Paolo
                         ADR/(a)/ (Utilities)                        3,279
            370       Companhia Energetica de Sao Paolo
                         ADR/(a)//(c)/ 144A (Non-Voting)
                         (Utilities)                                 3,749
          4,285       Electrobas-Centrais Eletricas
                         Brasileiras ADR (Utilities)                66,940
          1,680       Electrobas-Centrais Eletricas
                         Brasileiras ADR (B Shares)
                         (Utilities)                                27,390
      1,568,226       Telebras (Broadcast Media)                   116,464
          9,103       Telecomunicacoes Brasileiras ADR
                         (Utilities)                               678,174
        602,623       Telesp Tel Sao Paolo (Utilities)             110,272
         14,530       Usinas Siderurgicas de Minas ADR
                         (Building Materials &
                         Construction)                             151,324
                                                            --------------
                                                            $    1,559,229
                                                            --------------
BRITISH POUND STERLING--16.1%
         40,000       Abbey National (Financial
                         Services)                          $      415,365
         22,800       Argos (Retail Trade)                         286,299
         90,000       Asda Group (Retail Trade)                    171,387
         19,000       British Gas (Oil & Gas)                       59,066
         14,000       British Petroleum (Oil & Gas)                150,448
         39,000       Cable & Wireless (Utilities)                 309,766
         24,744       Cadbury Schweppes (Food/Grocery
                         Products)                                 206,200

         45,000       Caradon (Building Materials &
                         Construction)                      $      176,880
         13,000       Coats Viyella (Textiles)                      32,373
         14,000       Compass Group (Recreational
                         Services)                                 139,225
          6,600       East Midlands Electricity
                         (Utilities)                                58,545
         15,000       Electrocomponents (Electronics &
                         Other Electrical Equipment)               100,952
          3,000       GKN (Automobiles & Automobile
                         Parts)                                     56,396
         25,000       Glaxo Wellcome (Health/Personal
                         Care)                                     392,659
         43,000       Grand Metropolitan (Beverages/Tobacco)       324,390
         34,000       Guinness (Beverages/ Tobacco)                243,490
          4,000       Heywood Williams Group (Building
                         Materials & Construction)                  16,081
         15,000       Hillsdown Holdings (Food/Grocery
                         Products)                                  42,480
         37,000       Kingfisher (Retail Trade)                    394,450
         23,000       Ladbroke Group (Recreational
                         Services)                                  74,683
         11,000       Laing (John) (Building Materials &
                         Construction)                              47,803
         12,714       London Electricity (Utilities)               125,195
         18,092       National Grid Group (Utilities)               53,004
         71,400       National Westminster Bank
                         (Financial Services)                      815,220
         26,500       Rank Organisation (Recreational
                         Services)                                 176,192
         34,000       Reed International (Broadcast
                         Media)                                    633,073
         11,000       Rolls-Royce (Aerospace/Defense)               45,565

   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                    INTERNATIONAL EQUITY FUND--(Continued)

                               October 31, 1996

        Shares               Description                          Value
     ------------           -------------                      -----------
                           Common Stocks--Continued
      BRITISH POUND STERLING--CONTINUED
         18,000       RTZ Corp. (Mining - Metals/
                        Minerals)                             $    287,988
         31,000       Safeway (Retail Trade)                       183,911
          9,000       Sears Holdings (Retail Trade)                 12,744
         31,500       Shell Transport & Trading Co.
                        (Oil & Gas)                                516,284
         22,000       Smith (David S.) Holdings
                        (Textiles)                                 111,719
         62,000       SmithKline Beecham/S'Kline
                        Beckman (Health/Personal
                        Care)                                      765,918
         30,000       T & N (Automobiles &
                        Automobile Parts)                           62,988
         27,000       Tesco (Retail Trade)                         146,338
         75,500       Tomkins (Diversified Industrial
                        Manufacturing)                             317,041
         31,000       United News & Media (Broadcast
                        Media)                                     340,072
                                                              ------------
                                                              $  8,292,190
                                                              ------------
      CANADIAN DOLLAR--0.3%
          3,120       Alcan Aluminum, Ltd. (Mining
                        - Metals/Minerals)                    $    102,387
          1,020       Royal Bank of Canada
                        (Financial Services)                        33,587
                                                              ------------
                                                              $    135,974
                                                              ------------
      CHILEAN PESO--0.6%
            123       AFP Providia ADR (Financial
                        Services)                             $      2,860
            590       Cervecerias Unidas (CCU) ADR
                        (Beverages/Tobacco)                         11,947
          1,580       Chile Fund, Inc. (Financial
                        Services)                                   34,365
            550       Chilectra SA ADR (Utilities)                  28,982
            749       Chilgener SA ADR (Utilities)                  16,946
            391       Companhia de
                        Telecomunicaciones Chile
                        ADR (Utilities)                             38,562
          2,312       Empresa Nacional de
                        Electricidad SA ADR
                        (Utilities)                           $     42,483
          1,551       Enersis SA ADR (Utilities)                    45,561
         11,110       Five Arrows Chile Investment
                        Trust (Financial Services)                  32,219
          1,160       Genesis Chile Fund (Financial
                        Services)                                   46,980
                                                              ------------
                                                              $    300,905
                                                              ------------
      CHINESE YUAN--0.4%
          6,900       Huaneng Power International,
                        Inc. ADR/(a)/ (Energy)                $    105,225
        258,000       Shanghai Petrochemical
                        (Chemical Products)                         69,236
        186,000       Yizheng Chemical Fibre
                        (Chemical Products)                         43,059
                                                              ------------
                                                              $    217,520
                                                              ------------
      CZECH KORUNA--0.0%
            190       SPT Telecom (Utilities)                 $     20,347
                                                              ------------
      DANISH KRONE--0.2%
            825       Den Danske Bank AB
                        (Financial Services)                  $     59,187
            290       Teledanmark (Utilities)                       14,618
            690       Unidanmark (Financial
                        Services)                                   31,814
                                                              ------------
                                                              $    105,619
                                                              ------------
      DEUTSCHEMARK--4.1%
            107       Allianz AG Holdings
                        (Insurance Services)                  $    192,155
             30       Altana (Health/Personal Care)                 23,984
          9,949       Bayer AG (Chemical Products)                 376,136
          1,500       Bilfinger & Berger Bauag
                        (Building Materials &
                        Construction)                               60,753
            102       Buderus AG (Industrial
                        Machinery)                                  46,164

  The accompanying notes are an integral part of these financial statements.


                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)
                                October 31, 1996

   Shares                  Description                   Value
------------               -----------                ----------
                 Common Stocks--Continued
DEUTSCHEMARK--CONTINUED
  2,190   Deutsche Bank AG (Financial
            Services)                                 $  101,491
    464   Fielmann AG (Health/
            Personal Care)                                19,314
  7,320   Gehe AG (Health/
            Personal Care)                               493,320
  1,340   Hoechst AG (Chemical
            Products)                                     50,421
    200   Hornbach Baumarkt (Retail
            Trade)                                         6,475
    630   Hornbach Holdings AG (Retail
            Trade)                                        39,544
    240   Mannesmann AG (Industrial
            Machinery)                                    93,241
    503   Praktiker Bau Und
            Heimwerker Markte/(a)/
            (Retail Trade)                                10,303
  1,002   Rhoen-Klinikum AG (Health/
            Personal Care)                               120,492
    310   Sap AG (Computer Services/
            Software)                                     41,989
    540   Schering AG (Chemical
            Products)                                     43,475
    841   Siemens AG (Electronics &
            Other Electrical Equipment)                   43,481
  4,990   Veba AG (Utilities)                            266,298
    130   Veba AG - Warrants /(a)/ (Utilities)              36,848
    116   Volkswagen AG (Automobiles &
            Automobile Parts)                             45,699
                                                      ----------
                                                      $2,111,583
                                                      ----------
FINNISH MARKKA--0.2%
  1,920   Nokia (AB) OY (Electronics &
            Other Electrical Equipment)               $    88,680
                                                      -----------
FRENCH FRANC--8.3%
    565   Accor (Recreational Services)               $    70,959
  1,120   Alcatel Alsthom (Cie Gen El)
            (Electronics & Other
            Electrical Equipment)                          95,528
  1,070   Assurances Generales de
            France (Insurance Services)                    31,565
    580   Canal Plus (Broadcast Media)                    143,644
    737   Carrefour (Retail Trade)                        409,028
    360   Chargeurs/(a)/ (Diversified
            Industrial Manufacturing)                      15,634
    580   Credit Local de France
            (Financial Services)                           49,901
    268   Credit Local de France (non
            tradeable) (Financial
            Services)                                      23,058
  5,560   Eaux (Cie Generale Des)
            (Utilities)                                   664,572
    731   Ecco Ste (Business Services)                    175,464
  1,940   Elf Aquitaine (Energy)                          155,145
    490   GTM Entrepose (Building
            Materials & Construction)                      23,245
    517   Guilbert SA (Business
            Services)                                      82,226
    410   Havas SA (Broadcast Media)                       26,933
    205   L'Oreal (Health/Personal
            Care)                                          69,419
  1,160   Lapeyre (Building Materials &
            Construction)                                  56,777
    455   Legrand (Electronics & Other
            Electrical Equipment)                          78,952
  1,460   LVMH  Moet-Hennessy Louis
            Vuitton (Beverages/
            Tobacco)                                      334,739
    360   Pathe/(a)/ (Broadcast Media)                     97,116
  1,140   Pinault Printemps Redoute
            (Retail Trade)                                429,970
    780   Primagaz (Cie Des Gaz
            Petrole) (Oil & Gas)                           80,566
     25   Primagaz (Cie Des Gaz
            Petrole) - Warrants (Oil &
            Gas)                                              484
    255   Rexel (Retail Trade)                             75,575


   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)
                                October 31, 1996

   Shares                  Description                   Value
--------------             -------------             ---------------
                      Common Stocks--Continued

FRENCH FRANC--CONTINUED
       1,510   Saint Gobain (Chemical
                 Products)                           $      203,822
         582   Sanofi (Health/Personal Care)                 52,726
       2,040   Schneider SA (Electronics & Other
                  Electrical Equipment)                      99,769
         240   Societe Generale (Financial
                  Services)                                  25,870
         490   Sodexho (Food/Grocery
                 Products)                                  236,287
       1,410   Television Francaise (Broadcast
                  Media)                                    150,053
       4,224   Total (Oil & Gas)                            330,447
                                                     ---------------
                                                     $    4,289,474
                                                     ---------------
HONG KONG DOLLAR--4.7%
      47,000   Cathay Pacific Air
                  (Transportation/Storage)           $       73,550
      30,000   Dao Heng Bank Group (Financial
                  Services)                                 131,916
     114,573   First Pacific Co. (Financial
                  Services)                                 157,808
     134,000   Guangdong Investments, Ltd. (Real
                  Estate)                                    96,182
     303,000   Guangzhou Investments (Real
                  Estate)                                    97,967
      36,000   Guoco Group (Financial
                  Services)                                 190,424
     173,380   Hong Kong Land Holdings (Real
                  Estate)                                   386,637
     254,000   Hopewell Holdings (Real
                  Estate)                                   170,818
      45,000   Hutchison Whampoa
                 (Conglomerates)                            314,270
      58,299   New World Development Co. (Real
                  Estate)                                   339,290
      25,000   Swire Pacific, Ltd. (Diversified
                  Holding Companies)                        220,668
      61,000   Wharf Holdings (Diversified
                  Holding Companies)                        251,662
                                                     ---------------
                                                     $    2,431,192
                                                     ---------------
ITALIAN LIRA--1.7%
       2,435   Assicurazioni Generali Spa
                  (Insurance Services)               $       47,049
      48,430   Banca Fideuram (Financial
                  Services)                                 102,678
      10,000   ENI (Ente Nazionale Idrocarburi)/(a)/
                  (Oil & Gas)                                47,909
       2,526   Finanziaria Autogrill Spa/(a)/
                  (Recreational Services)                     2,579
      10,840   IMI Spa (Financial Services)                  85,817
         370   Industrie Natuzzi Spa (Household
                  Durables)                                  16,789
      13,000   Instituto National Assicurazioni
                  (Insurance Services)                       17,960
      12,000   Italgas (Societa Italiana II Gas)
                  Spa (Utilities)                            44,315
       5,150   Mediolanum /(a)/ (Insurance
                  Services)                                  51,061
       3,000   Rinascente (Retail Trade)                     17,746
         150   Rinascente - Warrants /(a)/
                (Retail Trade)                                   64
       5,415   Sasib (Di Risp Shares) (Building
                  Materials & Construction)                   9,374
      39,000   STET (Utilities)                             134,765
      16,000   STET (Di Risp Shares) (Utilities)             42,627
      63,443   Telecom Italia Mobile /(a)/
                  (Utilities)                               131,161
      15,887   Telecom Italia Mobile /(a)/ (Di Risp
                  Shares) (Utilities)                        18,125
      33,013   Telecom Italia Spa (Utilities)                73,584
       2,000   Unicem (Union-CEM-March Emil) Spa
                  (Chemical Products)                        13,321
                                                     ---------------
                                                     $      856,924
                                                     ---------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)

                                October 31, 1996


   Shares                  Description                    Value
--------------             -----------                  ----------
                      Common Stocks--Continued
JAPANESE YEN--21.8%
       1,100   Advantest (Electronics & Other
                  Electrical Equipment)                 $    41,571
       7,000   Alps Electric Co. (Electronics &
                  Other Electrical Equipment)                86,746
      16,000   Amada Co, Ltd. (Industrial
                  Machinery)                                137,810
      21,000   Canon, Inc. (Electronics & Other
                  Electrical Equipment)                     402,355
      10,000   Citizen Watch Co. (Electronics &
                  Other Electrical Equipment)                76,024
      13,000   Dai Nippon Screen Manufacturing
                  (Electronics & Other Electrical
                  Equipment)                                102,716
       3,000   Daifuku Co., Ltd. (Industrial
                  Machinery)                                 36,913
      14,000   Daiichi Pharmaceutical Co.
                  (Health/Personal Care)                    201,793
      20,000   Daiwa House Industry Co. (Building
                  Materials & Construction)                 277,729
          21   DDI Corp.
                  (Computers/Communication)                 157,805
          44   East Japan Railway
                  (Transportation/Storage)                  202,250
       4,000   Fanuc Co.,  Ltd. (Electronics &
                  Other Electrical Equipment)               128,318
      24,000   Hitachi (Electronics & Other
                  Electrical Equipment)                     213,043
      22,000   Hitachi Zosen Corp. (Heavy
                  Engineering)                              107,506
       2,000   Honda Motor Co., Ltd. (Automobiles
                  & Automobile Parts)                        47,812
       7,000   Inax Corp. (Building Materials &
                  Construction)                              59,553
       6,000   Ishihara Sangyo Kaisha (Chemical
                  Products)                                  17,982
       6,000   Ito-Yokado Co. (Retail Trade)                299,525
       7,000   Kao Corp. (Cosmetics)                         82,440
       8,000   Kokuyo Co., Ltd.
                  (Computers/Communication)                 198,277
      19,000   Komatsu, Ltd. (Industrial
                  Machinery)                                155,634
       6,000   Komori Corp. (Industrial
                  Machinery)                                134,997
      14,000   Kumagai Gumi Co. (Building
                  Materials & Construction)                  44,296
      19,000   Kuraray Co. (Chemical Products)              183,688
       7,000   Kyocera Corp. (Electronics & Other
                  Electrical Equipment)                     462,032
      10,000   Makita Corp. (Industrial
                  Machinery)                                137,107
      14,000   Marui Co., Ltd. (Retail Trade)               259,624
      20,000   Matsushita Electric Industrial Co.
                  (Household Durables)                      319,916
      10,000   Mitsubishi Corp. (Wholesale
                  Trade)                                    111,619
      58,000   Mitsubishi Heavy Industries, Ltd.
                  (Heavy Engineering)                       446,036
       9,000   Mitsubishi Paper Mills, Ltd.
                  (Paper & Forest Products)                  43,347
      30,000   Mitsui Fudosan Co. (Financial
                  Services)                                 371,770
       6,000   Mitsui Petrochemical Industries
                  (Oil & Gas)                                36,439
       7,000   Murata Manufacturing Co.
                  (Electronics & Other Electrical
                  Equipment)                                225,171

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)
                                October 31, 1996

   Shares                  Description                     Value
------------               -----------               ---------------
                      Common Stocks--Continued
JAPANESE YEN--CONTINUED
       4,000   National House Industrial
                  (Building Materials &
                  Construction)                        $     57,655
      38,000   NEC Corp. (Electronics & Other
                  Electrical Equipment)                     414,133
       4,000   Nippon Hodo (Building Materials &
                  Construction)                              55,897
      97,000   Nippon Steel Corp. (Mining -
                  Metals/Minerals)                          283,037
          20   Nippon Telephone & Telegraph Corp.
                  (Computers/Communication)                 139,743
      19,000   Nippondenso Co. (Transportation/
                  Storage)                                  394,094
      19,000   Nomura Securities Co., Ltd.
                  (Financial Services)                      313,939
      10,000   Pioneer Electronic Corp.
                  (Household Durables)                      197,750
       2,000   Sangetsu Co., Ltd. (Building
                  Materials & Construction)                  42,714
      14,000   Sankyo Co. (Health/Personal Care)            346,985
       2,000   SEGA Enterprises (Diversified
                  Industrial Manufacturing)                  80,858
      23,000   Sekisui Chemical Co., Ltd.
                  (Building Materials &
                  Construction)                             256,723
      13,000   Sekisui House (Building Materials
                  & Construction)                           137,107
       2,000   Seven Eleven Japan Co., Ltd.
                  (Retail Trade)                            116,365
      18,000   Sharp Corp. (Household Durables)             273,686
      13,000   Shinetsu Chemical Co., Ltd.
                  (Chemical Products)                       222,798
       5,000   Sony Corp. (Household Durables)              300,141
      30,000   Sumitomo Corp. (Wholesale
                 Trade)                                     242,310
      29,000   Sumitomo Electric Industries, Ltd.
                  (Electrical Equipment)                    382,317
       9,000   Sumitomo Forestry Co., Ltd. (Paper
                  & Forest Products)                        127,351
       5,000   TDK Corp. (Household Durables)               293,549
      39,000   Teijin (Chemical Products)                   180,638
       7,000   Tokio Marine & Fire Insurance Co.
                  (Insurance Services)                       76,903
       3,000   Tokyo Electron (Electronics &
                  Other Electrical Equipment)                77,254
       8,000   Tokyo Steel Manufacturing (Mining
                  - Metals/Minerals)                        123,748
      12,000   Toppan Printing Co. (Broadcast
                  Media)                                    146,599
       5,000   Uny Co. (Retail Trade)                        86,571
       3,150   Yurtec Corp. (Building Materials &
                  Construction)                              45,957
                                                     ---------------
                                                       $ 11,226,666
                                                     ---------------
KOREAN WON--0.7%
       3,700   Hanil Bank (Financial
                 Services)                             $     34,602
       3,200   Korea Electric Power Corp. ADR
                  (Utilities)                                94,112
         323   Korea Fund, Inc. (Financial
                  Services)                                   5,451
         850   Samsung Electronics (Electronics &
                  Other Electrical Equipment)                59,770
         210   Samsung Electronics (rfd 03/13/96)
                  (Electronics & Other Electrical
                  Equipment)                                 14,360
         339   Samsung Electronics Co. GDR
                  /(a)(c)/144A (Electronics & Other
                  Electrical Equipment)                      11,860

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)

                                October 31, 1996


   Shares                  Description                    Value
------------               -----------                ------------
                      Common Stocks--Continued

KOREAN WON--CONTINUED
         180   Samsung Electronics, Ltd. GDR
                 (Non-Voting) 144A/(c)/
                 (Electronics & Other
                 Electrical Equipment)                $      6,297
       1,130   Samsung Electronics, Ltd. GDR
                 (Voting) Bonus 144A/(a)//(c)/
                 (Electronics & Other
                 Electrical Equipment)                      51,415
       1,600   Samsung Electronics, Ltd. GDS
                 (Non-Voting) 144A/(c)/
                 (Electronics & Other
                 Electrical Equipment)                      34,160
       2,740   Shinhan Bank (Financial
                 Services)                                  44,105
       1,189   Yukong (Oil & Gas)                           27,773
                                                      ------------
                                                      $    383,905
                                                      ------------
MALAYSIAN RINGGIT--3.0%
      95,000   Affin Holdings Berhad
                 (Financial Services)                 $    244,409
      18,000   Affin Holdings Berhad -
                 Warrants/a/
                 (Financial Services)                       19,236
      42,000   Berjaya Sports Toto Berhad
                 (Business Services)                       157,926
      18,000   Commerce Asset Holdings Berhad
                 (Financial Services)                      117,554
      64,000   MBF Capital Berhad
                 (Financial Services)                       88,154
      96,000   Multi-Purpose Holding
                 (Financial Services)                      164,148
      83,000   Renong Berhad (Diversified
                 Industrial Manufacturing)                 130,750
      11,200   Renong Berhad - Rights/(a)/
                 (Diversified Industrial
                 Manufacturing)                                 41
       7,000   Renong Berhad - Warrants/(a)/
                 (Diversified Industrial
                 Manufacturing)                              2,854
      13,000   Resorts World Berhad
                 (Recreational Services)                    74,609
      38,000   Tanjong (Mining - Metals/
                 Minerals)                                 147,398
      50,000   Technology Resources
                 Industries
                 (Business
                 Services)                                 119,731
      34,000   United Engineers Malaysia
                 (Industrial Machinery)                    269,147
                                                      ------------
                                                      $  1,535,957
                                                      ------------
MEXICAN PESO--1.5%
      14,062   Cemex SA (Building Materials
                 & Construction)                      $     47,720
       9,860   Cemex SA (B Shares)
                 (Building Materials &
                 Construction)                              35,486
       7,860   Cemex SA ADR (Building
                 Materials & Construction)                  54,234
      67,641   CIFRA SA de CV ADR (Retail Trade)            82,184
       6,752   Fomento Economico
                 Mexicano SA (Beverages/Tobacco)            20,517
      18,158   Groupo Financiero Banamex-Accivl
                 (B Shares) (Financial Services)            38,442
         499   Groupo Financiero Banamex-Accivl
                 (L Shares) (Financial Services)             1,019
      12,324   Gruma SA (Diversified
                 Holding Companies)                         61,236
      37,450   Grupo Industrial Maseca SA
                 (Household Durables)                       45,612
       7,058   Grupo Modelo SA (Beverages/
                 Tobacco)                                   36,608
         722   Grupo Televisa GDR (Broadcast
                 Media)                                     18,952

   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                    INTERNATIONAL EQUITY FUND--(Continued)

                               October 31, 1996

    Shares                 Description                    Value
--------------             -----------               ---------------
                      Common Stocks--Continued
MEXICAN PESO--CONTINUED
       3,151   Kimberly Clark de Mexico (Health/
                  Personal Care)                     $       60,823
       2,020   Panamerica Beverages (Beverages/
                  Tobacco)                                   88,123
       6,145   Telefonos de Mexico SA ADR
                  (Utilities)                               187,423
                                                     ---------------
                                                     $      778,379
                                                     ---------------
NETHERLANDS GUILDER--10.4%
       4,647   ABN AMRO Holdings NV (Financial
                  Services)                          $      262,671
       3,207   Ahold NV (Retail Trade)                      187,135
         208   Akzo Nobel NV (Chemical Products)             26,211
       5,070   CSM CVA (Food/Grocery Products)              267,456
      62,086   Elsevier NV (Broadcast Media)              1,031,961
       4,975   Fortis AMEV NV (Insurance
                  Services)                                 148,669
       1,110   Hagemeyer (Wholesale Trade)                   83,417
      12,382   ING Groep NV (Financial Services)            386,071
      11,849   ING Groep NV - Warrants/(a)/
                  (Financial Services)                       64,602
       1,678   Koninklijke Ptt Nederland
                  (Utilities)                                60,727
         790   Nutricia (Verenigde Bedrijven) NV
                  (Food/Grocery Products)                   110,822
         950   Otra NV (Electronics & Other
                  Electrical Equipment)                      17,806
       6,107   Polygram (Recreational Services)             286,884
       6,360   Royal Dutch Petroleum Co. (Oil &
                  Gas)                                    1,050,378
       1,690   Unilever NV (Food/Grocery
                  Products)                                 256,996
       8,792   Wolters Kluwer (Publishing)                1,130,222
                                                     ---------------
                                                     $    5,372,028
                                                     ---------------
NEW ZEALAND DOLLAR--0.6%
       8,909   Air New Zealand, Ltd.
                  (Transportation/Storage)           $       21,745
      16,000   Carter Holt Harvey (Paper & Forest
                  Products)                                  35,996
       7,000   Fernz Corp. (Chemical Products)               24,514
       8,750   Fletcher Challenge Building
                  (Building Materials &
                  Construction)                              23,709
       1,750   Fletcher Challenge Energy (Oil &
                  Gas)                                        4,989
      40,709   Fletcher Challenge Forest Division
                  (Paper & Forest Products)                  67,968
       3,500   Fletcher Challenge Paper (Paper &
                  Forest Products)                            6,339
      28,000   New Zealand Telecom (Utilities)              145,596
                                                     ---------------
                                                     $      330,856
                                                     ---------------
NORWEGIAN KRONE--1.5%
       1,170   Bergesen D-Y ASA (Transportation/
                  Storage)                           $       25,588
       8,110   Norsk Hydro (Energy)                         373,803
       5,510   Orkla AS (Diversified Industrial
                  Manufacturing)                            352,441
       1,390   Saga Petroleum (Oil & Gas)                    21,792
                                                     ---------------
                                                     $      773,624
                                                     ---------------
PERUVIAN SOL--0.0%
         802   Telefonica del Peru SA ADS
                  (Utilities)                        $       16,541
                                                     ---------------
PORTUGUESE ESCUDO--0.5%
       2,570   Jeronimo Martins SGPS (Food/
                  Grocery Products)                  $      234,415
                                                     ---------------
RUSSIAN RUBLE--0.0%
         840   Rao Gazprom ADS/(a)/ (Energy)         $       15,750
                                                     ---------------
SINGAPORE DOLLAR--1.9%
      21,000   DBS Land (Real Estate)                $       66,184

   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                    INTERNATIONAL EQUITY FUND--(Continued)
                               October 31, 1996

          Shares                  Description                   Value
      --------------             -------------             ---------------
                           Common Stocks--Continued
      SINGAPORE DOLLAR--CONTINUED
          6,000       Development Bank of Sing-
                         apore (Financial Services)         $       71,976
          7,000       Far East-Levingston Shipbuliding
                         (Heavy Engineering)                        32,297
          3,600       Fraser & Neave (Beverages/Tobacco)            35,775
          4,000       Keppel Corp. (Transportation/Storage)         29,813
         32,000       Overseas Union Bank - Alien Market
                         (Financial Services)                      218,058
          2,000       Singapore Airlines
                         (Transportation/Storage)                   17,604
         25,000       Singapore Land (Real Estate)                 138,416
          5,200       Singapore Press Holdings
                         (Broadcast Media)                          86,371
         32,000       United Industrial Corp. (Real
                         Estate)                                    26,576
         22,800       United Overseas Bank (Financial
                         Services)                                 221,721
          3,200       United Overseas Bank -  Warrants
                         /(a)/ (Financial Services)                 11,357
                                                            --------------
                                                            $      956,148
                                                            --------------
SPANISH PESETA--2.3%
            596       Aguas de Barcelona (Utilities)        $       24,383
          1,579       Argentaria (Financial Services)               61,875
          2,629       Banco de Santander SA (Financial
                         Services)                                 134,958
            740       Banco Popular Espanol (Financial
                         Services)                                 141,452
          2,011       Centros Comerciales Pryca (Retail
                         Trade)                                     46,179
            890       Continente Co. (Building Materials
                         & Construction)                            18,066
          3,785       Empresa Nacional de Endesa
                         (Utilities)                               231,677
            181       Fomento de Construcciones Y
                         Constra (Utilities)                        14,696
            777       Gas Natural Sdg SA (Utilities)               135,919
         12,450       Iberdrola SA (Utilities)                     132,213
          5,595       Repsol SA (Oil & Gas)                        182,634
             70       Repsol SA ADR (Oil & Gas)                      2,284
          2,670       Telefonica de Espana (Utilities)              53,569
                                                            --------------
                                                            $    1,179,905
                                                            --------------
      SWEDISH KRONA--2.7%
            860       ASEA AB (Electronics & Other
                         Electrical Equipment)              $       97,538
         12,660       Astra AB (Health/Personal Care)              578,197
          4,930       Atlas Copco AB (Industrial
                         Machinery)                                101,697
          3,250       Electrolux Co. (Household
                         Durables)                                 181,086
            670       Esselte (Broadcast Media)                     14,994
          1,540       Hennes & Mauritz AB (Retail Trade)           204,202
            860       Sandvik AB (Industrial Machinery)             20,293
          5,570       Sandvik AB (B Shares) (Industrial
                         Machinery)                                131,434
            660       Scribona AB (Broadcast Media)                  7,285
          3,570       Stora Kopparbergs Bergsl AB (Paper
                         & Forest Products)                         45,925
                                                            --------------
                                                            $    1,382,651
                                                            --------------
      SWISS FRANC--4.6%
            719       Adia SA (Business Services)           $      202,094
            300       BBC AG Brown, Boveri & Cie
                         (Electronics & Other Electrical
                         Equipment)                                371,021
            201       Ciba Geigy AG (Chemical Products)            247,789

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                    INTERNATIONAL EQUITY FUND--(Continued)

                               October 31, 1996

    Shares                 Description                    Value
--------------             -----------               --------------
                      Common Stocks--Continued
SWISS FRANC--CONTINUED
         880   CS Holdings (Financial Services)      $       87,965
         395   Nestle SA (Food/Grocery Products)            429,402
          73   Roche Holdings AG (Health/
                  Personal Care)                            552,557
         290   Sandoz AG (Health/Personal Care)             335,463
         720   Schweizerischer Bankverein
                  (Financial Services)                      138,812
                                                     --------------
                                                     $    2,365,103
                                                     --------------
THAI BAHT--0.5%
       2,900   Advanced Information Services
                  (Computers/Communication)          $       39,357
       7,150   Bangkok Bank (Financial Services)             76,282
       6,962   Bank of Ayudhya (Financial
                  Services)                                  19,934
         600   Siam Cement Public Co. (Building
                  Materials & Construction)                  20,522
       5,700   Siam Commercial Bank Public Co.
                  (Financial Services)                       51,869
       5,900   Thai Farmers Bank Public
                  (Financial Services)                       45,126
       1,900   Total Access Communication
                  (Computers/Communication)                  13,110
                                                     --------------
                                                     $      266,200
                                                     --------------
UNITED STATES DOLLAR--0.0%
         190   Enron Global Power & Pipelines,
                  LLC. (Energy)                      $        5,344
                                                     --------------
                Total Common Stocks
                   (cost $45,307,097) ........       $   48,928,625
                                                     --------------

                       Preferred Stocks--0.2%
AUSTRALIAN DOLLAR--0.1%
      26,000   Sydney Harbour Casino
                  (Recreational Services)            $       37,087
                                                     --------------
DEUTSCHEMARK--0.1%
          60   Krones AG (Industrial Machinery)      $       21,209
         340   Sap AG (Computer Services/
                  Software)                                  45,783
                                                     --------------
                                                     $       66,992
                                                     --------------
                Total Preferred Stocks
                   (cost $110,406) ...........       $      104,079
                                                     --------------


   Principal         Interest        Maturity
    Amount             Rate            Date
---------------      --------        --------
                  Corporate Obligations--0.0%
BELGIAN FRANC--0.0%
   Kredietbank
   $    1,000          5.75%        11/30/03         $        3,270
                                                     --------------
                Total Corporate
                   Obligations
                   (cost $2,557) .............       $        3,270
                                                     --------------
                    Repurchase Agreements--4.3%
   State Street Bank & Trust Company, dated
      10/31/96, repurchase price $2,193,298
      (U.S. Treasury Note: $2,240,644, 6.75%,
      04/30/00)
   $2,193,000          4.90%        11/01/96         $    2,193,000
                                                     --------------
                 Total Repurchase
                   Agreements
                   (cost $2,193,000) .........       $    2,193,000
                                                     --------------
                Total Investments
                   (cost $47,613,060/(b)/) ...       $   51,228,974
                                                     ==============

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)
                                October 31, 1996


--------------------------------------------------------------------------------
Federal Income Tax Information:
 Gross unrealized gain for
   investments in which value exceeds cost ...................     $  5,361,848
 Gross unrealized loss for
   investments in which cost
   exceeds value .............................................       (1,836,693)
                                                                   ------------
 Net unrealized gain .........................................     $  3,525,155
                                                                   ------------
--------------------------------------------------------------------------------

     The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

/(a)/  Non-income producing security.
/(b)/ The aggregate cost for federal income tax purposes is $47,703,819. /(c)/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional investors.

--------------------------------------------------------------------------------
Investment Abbreviations:

ADR--American Depository Receipts
ADS--American Depository Shares
GDR--Global Depository Receipts
GDS--Global Depository Shares

--------------------------------------------------------------------------------



   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(Continued)
                                October 31, 1996


================================================================================
        Common and Preferred Stock Industry Concentrations
================================================================================
Financial Services                                                         12.6%
Utilities                                                                   8.9%
Health/Personal Care                                                        7.8%
Retail Trade                                                                6.7%
Electronics & Other Electrical Equipment                                    6.6%
Broadcast Media                                                             5.7%
Oil & Gas                                                                   5.1%
Food/Grocery Products                                                       3.6%
Building Materials & Construction                                           3.4%
Chemical Products                                                           3.4%
Household Durables                                                          3.2%
Real Estate                                                                 2.6%
Industrial Machinery                                                        2.5%
Publishing                                                                  2.2%
Beverages/Tobacco                                                           2.2%
Mining - Metals/Minerals                                                    2.1%
Diversified Industrial Manufacturing                                        2.0%
Recreational Services                                                       1.9%
Transportation/Storage                                                      1.6%
Business Services                                                           1.4%
Energy                                                                      1.2%
Heavy Engineering                                                           1.1%
Insurance Services                                                          1.1%
Computers/Communication                                                     1.1%
Diversified Holding Companies                                               1.0%
Wholesale Trade                                                             0.8%
Electrical Equipment                                                        0.7%
Paper & Forest Products                                                     0.7%
Conglomerates                                                               0.6%
Automobiles & Automobile Parts                                              0.4%
Textiles                                                                    0.3%
Computer Services/Software                                                  0.2%
Cosmetics                                                                   0.2%
Aerospace/Defense                                                           0.1%
================================================================================
Total Common and Preferred Stocks                                          95.0%
================================================================================

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           NATIONAL TAX-FREE BOND FUND
                                October 31, 1996



 Principal          Interest          Maturity
  Amount              Rate              Date              Value
------------        ---------       ------------     ---------------
                 Municipal Bond Obligations--100.6%
ARIZONA--2.8%
   Salt River Project Arizona
     Agricultural Improvements
     Revenue Bonds Series C (AA/Aa)
$500,000              4.50%          01/01/04         $      488,315
                                                      --------------
FLORIDA--1.2%
   Florida State Board of Education
     Capital Outlay GO Bonds Series A
     (AA/Aa)
$200,000              5.25%          01/01/04         $      205,260
                                                      --------------
GEORGIA--1.2%
   Georgia State GO Bonds Series D
     (AA+/Aaa)
$200,000              5.40%          11/01/10         $      204,338
                                                      --------------
ILLINOIS--4.3%
   Chicago Metropolitan Water
     Reclamation GO Bonds (Aa/AA)
$500,000              4.90%          12/01/01         $      507,830
   Evanston GO Bonds (NR/Aaa)
 250,000              5.30           12/01/99                257,185
                                                      --------------
                                                      $      765,015
                                                      --------------
INDIANA--4.3%
   Indianapolis Sanitation District
     Bonds (AA+/NR)
$500,000              5.70%          01/01/98         $      509,475
   Purdue University Revenue Bonds
     (AMBAC)(AAA/Aaa)
 250,000              5.25           07/01/10                244,503
                                                      --------------
                                                      $      753,978
                                                      --------------
IOWA--4.3%
   Bettendorf GO Bonds Series A
     (AMBAC)(NR/Aaa)
$250,000              4.70%          06/01/03         $      251,817
   Iowa City Sewer Revenue Bonds
     (AMBAC)(AAA/Aaa)
 250,000              6.00           07/01/08                259,050
   Polk County GO Bonds (FGIC)
     (AAA/Aaa)
$250,000              5.50%          12/01/10         $      249,745
                                                      --------------
                                                      $      760,612
                                                      --------------
KENTUCKY--1.2%
   Louisville Water Works Board Water
     System Revenue Bonds (AA/Aa)
$200,000              5.63%          11/15/06         $      208,014
                                                      --------------
MARYLAND--4.3%
   Maryland State GO Bonds
     (AAA/Aaa)
$250,000              4.80%          04/15/01         $      254,193
   Washington Suburban Sanitation
     District GO Revenue Bonds
     (AA/Aa1)
 500,000              4.75           06/01/02                504,365
                                                      --------------
                                                      $      758,558
                                                      --------------
MICHIGAN--1.2%
   Greenville Public Schools GO
     Bonds (MBIA)(AAA/Aaa)
$200,000              5.75%          05/01/07         $      207,850
                                                      --------------
MINNESOTA--7.4%
   Minneapolis GO Bonds (AAA/Aaa)
$500,000              5.30%          10/01/98         $      511,700
   Minnesota State Housing and
     Finance Agency Series D
     AMT(AA+/Aa)
 390,000              5.35           01/01/05                395,889
   St. Paul Independent School District
     #625 GO Bonds Series C (AA/Aa)
 400,000              5.20           02/01/07                399,336
                                                      --------------
                                                      $    1,306,925
                                                      --------------
NEBRASKA--6.9%
   Douglas County Juvenile Detention
      Facility GO Bonds (AA+/Aa)
$250,000              4.80%          07/01/02         $      252,697

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                    NATIONAL TAX-FREE BOND FUND--(Continued)
                                October 31, 1996

 Principal          Interest        Maturity
  Amount              Rate            Date                Value
------------        ---------     ------------       ---------------
               Municipal Bond Obligations--Continued
NEBRASKA--CONTINUED
   Nebraska Public Power District Revenue
      Bonds Series A (A+/A1)
$250,000               5.10%        01/01/06         $      249,983
 200,000               6.00         01/01/06                210,662
   Omaha Public Power Revenue Bonds Series A
      (AA/Aa)
 500,000               5.00         02/01/01                509,320
                                                     ---------------
                                                     $    1,222,662
                                                     ---------------
NEVADA--1.2%
   Clark County School District GO Bonds
      Series B (FGIC) (AAA/Aaa)
$200,000               5.30%        05/01/04         $      204,710
                                                     ---------------
NORTH DAKOTA--1.4%
   Fargo Water Revenue Bonds (MBIA) (AAA/Aaa)
$250,000               4.90%        01/01/03         $      251,170
                                                     ---------------
OHIO--3.8%
   Columbus GO Bonds Series A (AAA/Aaa)
$250,000               4.50%        07/01/01         $      250,922
   Euclid GO Bonds (NR/Aa)
 415,000               4.40         12/01/01                414,054
                                                     ---------------
                                                     $      664,976
                                                     ---------------
OREGON--2.8%
   Oregon State Housing & Community Services
      Department Revenue Bonds Series D AMT
      (NR/Aa)
$500,000               5.55%        07/01/06         $      502,925
                                                     ---------------
PENNSYLVANIA--2.9%
   Pennsylvania State GO Bonds
      (AA-/A1)
$500,000               5.25%        06/15/06         $      507,510
                                                     ---------------
SOUTH CAROLINA--1.4%
   South Carolina State Capital Improvement
      GO Bonds Series A (AA+/Aaa)
$250,000               5.00%        03/01/05         $      252,355
                                                     ---------------
TENNESSEE--5.8%
   Shelby County GO Bonds Series A (AA+/Aa)
$500,000               5.63%        06/01/08         $      518,895
   Sullivan County Industrial Development
      Revenue Bonds (Union Bank of
      Switzerland LOC) (AAA/A-1+/NR)
 500,000               3.55/(a)/    10/01/16                500,000
                                                     ---------------
                                                     $    1,018,895
                                                     ---------------
TEXAS--13.6%
   Channelview Independent School District
      GO Bonds (PSFG) (NR/Aaa)
$250,000               4.75%        08/15/05         $      246,805
   Collin County GO Bonds (AA-/Aa)
 400,000               5.40         02/15/09                397,128
   Grapevine Industrial Development Revenue
      Bonds (Morgan Guarantee Trust Co. LOC)
      (NR/Aa1/P-1)
 100,000               3.55/(a)/    12/01/24                100,000
   Houston Independent School District GO
      Bonds (AA+/Aa)
 250,000               4.40         07/15/01                248,937
   Lone Star Airport Improvement Authority
      Revenue Bonds (Royal Bank of Canada
      LOC) (NR/VMIG1)
 200,000               3.55/(a)/    12/01/14                200,000
 200,000               3.55/(a)/    12/01/14                200,000
   San Antonio GO Bonds (AA/Aa)
 200,000               5.20         08/01/02                205,166
   Tarrant County GO Bonds (AA+/Aa1)
 400,000               4.80         07/15/06                389,388
   Texas A&M University Revenue Bonds (AA/Aa)
 200,000               5.55         05/15/01                208,014


   The accompanying notes are an integral part of these financial statements.

                             THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                    NATIONAL TAX-FREE BOND FUND--(Continued)
                                October 31, 1996




 Principal          Interest         Maturity
  Amount              Rate             Date             Value
------------       ----------       -----------     -------------
               Municipal Bond Obligations--Continued
TEXAS--CONTINUED
   Texas State GO Bonds Series A
     (AA/Aa)
$200,000             5.65%            10/01/08      $   205,506
                                                    -----------
                                                    $ 2,400,944
                                                    -----------
UTAH--2.9%
   Alpine School District GO Bonds
     (FGIC-TCRS) (AAA/Aaa)
$250,000             5.40%            03/15/05      $   254,870
   Salt Lake City School District
     Revenue Bonds Series A
     (NR/Aaa)
 250,000             5.80             03/01/07          261,380
                                                    -----------
                                                    $   516,250
                                                    -----------
VIRGINIA--4.0%
   Virginia Beach GO Bonds (AA/Aa)
$200,000             5.20%            07/15/06      $   204,570
   Virginia State Public School
     Authority Revenue Bonds (AA/Aa)
 500,000             4.50             01/01/00          500,700
                                                    -----------
                                                    $   705,270
                                                    -----------
WASHINGTON--14.8%
   King County GO Bonds Series D
     (AA+/Aa1)
$500,000             6.20%            12/01/00      $   528,810
   King County School District #412
     GO Bonds (MBIA) (AAA/Aaa)
 250,000             5.75             06/01/08          258,005
   Pierce County Sewer Improvements
     Revenue Bonds (A+/A1)
 290,000             5.45             02/01/08          291,035
   Port Seattle Revenue Bonds Series
     A (AMBAC) (AAA/Aaa)
 500,000             6.00             02/01/99          517,270
   Seattle Municipal Light & Power
     Revenue Bonds Series A (AA/Aa)
 250,000             5.75             08/01/09          255,450
   Snohomish County GO Bonds
     (MBIA) (AAA/Aaa)
$250,000             5.75%            12/01/10      $   251,268
   Vancouver Water & Sewer Revenue
     Bonds (FGIC) (AAA/Aaa)
 250,000             4.70             06/01/01          251,113
   Washington State GO Bonds Series
     DD-12 & CC-9 (AA/Aa)
 250,000             5.38             03/01/08          252,835
                                                    -----------
                                                    $ 2,605,786
                                                    -----------
WISCONSIN--6.9%
   Green Bay Public School District
     GO Bonds (NR/Aa)
$500,000             4.90%            04/01/05      $   501,000
   Waukesha County GO Bonds
     (NR/Aaa)
 500,000             4.40             12/01/98          503,130
   Wisconsin State GO Bonds Series 3
     (AA/Aa)
 200,000             5.25             11/01/02          206,842
                                                    -----------
                                                    $ 1,210,972
                                                    -----------
                Total Municipal Bond
                   Obligations
                   (cost $17,547,625) ........      $17,723,290
                                                    -----------
                Total Investments
                   (cost $17,547,625/(b)/) ...      $17,723,290
                                                    ===========

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                    NATIONAL TAX-FREE BOND FUND--(Continued)
                                October 31, 1996


--------------------------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for
    investments in which value
    exceeds cost ............................................     $     212,690
   Gross unrealized loss for
      investments in which cost
      exceeds value .........................................           (37,025)
                                                                  -------------
   Net unrealized gain ......................................     $     175,665
                                                                  =============

--------------------------------------------------------------------------------

   The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

/(a)/Variable rate security.  Coupon rate disclosed is that which is in effect at October 31, 1996.
/(b)/The cost stated also represents aggregate cost for federal income tax purposes.
--------------------------------------------------------------------------------
Investment Abbreviations:

AMBAC-- Insured   by   American    Municipal   Bond   Assurance
        Corporation
AMT  -- Subject to Alternative Minimum Tax
FGIC -- Insured by Financial Guaranty Insurance Company
GO   -- General Obligation
LOC  -- Letter of Credit
MBIA -- Insured   by   Municipal   Bond   Investors   Assurance
        Corporation
NR   -- Not Rated
PSFG -- Permanent School Fund Guaranteed
TCRS -- Transferable Custodial Receipts
--------------------------------------------------------------------------------



  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                          MISSOURI TAX-FREE BOND FUND

                               October 31, 1996

 Principal          Interest         Maturity
  Amount              Rate             Date                Value
-----------         --------        ----------         ------------
             Missouri Municipal Bond Obligations--97.9%
   Belton School District #124 GO Bonds
      (NR/A)
   $300,000            5.60%        03/01/10           $    301,890
   Benton County School District GO Bonds
      (AA/NR)
    300,000            4.90         03/01/04                298,338
   Cass County School District #R-2 GO Bonds
      (AA/NR)
    725,000            4.80         03/01/02                725,232
   Cass County School District #R-9 GO Bonds
      (NR/A)
    200,000            6.25         03/01/00                207,172
   Cass County School District GO Bonds
      (AA/NR)
    400,000            4.75         03/01/03                396,956
   Columbia School District GO Bonds (AA/Aa)
    375,000            4.75         03/01/05                374,719
   Columbia Water & Electricity  Revenue
      Bonds Series A (AA/A1)
    300,000            5.40         10/01/02                312,747
   Hazelwood School District GO Bonds (NR/Aa)
    150,000            5.15         03/01/04                153,570
   Jackson County Longview Recreation
      Project (NR/A1)
    350,000            8.00         11/01/07                370,874
   Jackson County School District GO Bonds
      (NR/A1)
    250,000            5.60         03/01/08                256,120
   Jasper County School District #R-9 GO
      Bonds (AA/NR)
    500,000            5.00         09/01/03                508,925
   Kansas City GO Bonds (AA/Aa)
    200,000            4.50         06/01/04                194,120
   Kansas City Sewer Special Assessment GO
      Bonds Series A (AA/Aa)
    410,000            7.40         05/15/99                440,533
   Kansas City Water Revenue Bonds Series A
      (AA/Aa)
    750,000            4.85         12/01/06                744,075
   Lafayette County School District GO Bonds
      (AA/NR)
    350,000            5.20         03/01/07                347,217
   Lees Summit GO Bonds Series B (AMBAC)
      (AAA/Aaa)
    400,000            4.20         04/01/04                380,140
   Missouri State Economic Development
      Export & Infrastructure Board Revenue
      Bonds (A/NR)
    200,000            5.38/(a)/    05/01/03                200,848
   Missouri State Environmental Improvement
      & Energy Resources Authority Pollution
      Control Revenue Bonds (AA/A1)
    500,000            4.25         12/01/98                502,545
    250,000            5.50         12/01/04                262,097
   Missouri State Environmental Improvement
      & Energy Resources Authority Water
      Pollution Control Revenue Bonds Series
      A (AA/NR)
    150,000            5.25         07/01/02                155,024
   Missouri State Environmental Improvement
      & Energy Resources Authority Water
      Pollution Control Revenue Bonds Series
      C (NR/Aa)
    205,000            4.75         01/01/01                207,530
    500,000            4.90         01/01/02                507,470
   Missouri State Environmental Improvement
      & Energy Resources Authority Water
      Pollution Control Revenue Bonds Series
      D (NR/Aa)
    400,000            5.50         01/01/08                409,008

   The accompanying notes are an integral part of these financial statements

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                   MISSOURI TAX-FREE BOND FUND--(Continued)

                               October 31, 1996

 Principal         Interest          Maturity
  Amount             Rate              Date              Value
-----------        --------         ----------      --------------
   Missouri Municipal Bond Obligations--Continued
   Missouri State Environmental Improvement
      & Energy Resources Authority Water
      Pollution Control Revenue Bonds Series
      E (NR/Aa)
$390,000             4.38%           07/01/00       $     391,349
   Missouri State Fourth State Building GO
      Bonds Series A (AAA/Aaa)
 500,000             5.30%           08/01/08             506,790
 500,000             5.40            08/01/09             506,755
   Missouri State GO Bonds Series A (AAA/Aaa)
 300,000             6.00            04/01/00             315,786
 500,000             4.50            08/01/02             499,465
   Missouri State Health &  Educational
      Facility Jefferson Memorial Hospital
      Revenue Bonds (NR/Baa)
 600,000             3.60/(a)/       06/01/26             600,000
   Missouri State Health & Educational
      Facility Revenue Bonds (Barnes-Jewish,
      Inc.) (AA/Aa)
 150,000             6.00            05/15/11             157,280
   Missouri State Health & Educational
      Facility Revenue Bonds (prerefunded to
      06/01/01) (MBIA) (AAA/Aaa)
 300,000             6.63            06/01/11             331,620
   Missouri State Health & Educational
      Facility Revenue Bonds Series B
      (Health Midwest) (MBIA) (AAA/Aaa)
 150,000             6.10            06/01/11             157,532
   Missouri State Health & Educational
      Facility Washington University
      Revenue Bonds Series A (NR/Aa1)
 450,000             4.75            08/15/05             441,423
   Missouri State Housing Development
      Community Revenue Bonds Series B AMT
      (GNMA/FNMA) (AAA/NR)
 250,000             5.50            03/01/06             253,802
   Missouri State Housing Development
      Community Revenue Bonds Series C AMT
      (GNMA/FNMA) (AAA/NR)
 245,000             4.80            09/01/01             246,029
   Missouri State Office Building Special
      Obligation Revenue Bonds (AA/Aa)
 150,000             5.50            12/01/98             154,366
   Platte County School District #R-3 GO
      Bonds (AA/NR)
 265,000             4.90            03/01/05             261,423
   Springfield GO Bonds (NR/Aa)
 220,000             4.30            03/01/00             219,987
   St. Charles School District GO Bonds
      Series A (AMBAC) (AAA/Aaa)
 150,000             5.75            03/01/11             152,249
   St. Francois County School District GO
      Bonds (CGIC) (AAA/Aaa)
 280,000             4.80            03/01/04             279,980
   St. Louis County GO Bonds Series B (NR/Aa1)
 200,000             5.25            02/01/07             201,356
 750,000             5.30            02/01/08             753,090
   St. Louis County Rockwood School District
      #R-6 GO Bonds (NR/Aaa)
 300,000             5.80            02/01/99             310,131
   St. Louis County School District GO Bonds
      Lindbergh (NR/Aa)
 715,000             6.60            02/15/03             788,859
 200,000             5.40            02/15/10             200,114
   St. Louis County School District GO Bonds
      Parkway (NR/Aa)
 300,000             7.00            02/01/00             323,841

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                   MISSOURI TAX-FREE BOND FUND--(Continued)

                               October 31, 1996

 Principal         Interest          Maturity
  Amount             Rate              Date            Value
-----------        --------          --------       -----------
           Missouri Municipal Bond Obligations--Continued
   St. Louis School District GO Bonds
      (FGIC) (AAA/Aaa)
$200,000            5.40%            04/01/03        $   207,880
   St. Peters GO Bonds (NR/A1)
 150,000            5.80             01/01/10            153,957
                                                     -----------
                Total Missouri Municipal
                   Bond Obligations
                   (cost $16,603,354) ........       $16,672,214
                                                     -----------
                    Repurchase Agreements--0.8%
   State Street Bank & Trust Company,
      dated 10/31/96, repurchase price
      $136,019 (U.S. Treasury Bond:
      $144,391, 10.75%, 08/15/05)
$136,000            4.90%            11/01/96        $   136,000
                                                     -----------
                Total Repurchase
                   Agreements
                   (cost $136,000) ...........       $   136,000
                                                     -----------
                Total Investments
                   (cost $16,739,354/(b)/) ...       $16,808,214
                                                     ===========
--------------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost ...............       $   122,395
   Gross unrealized loss for investments in
      which cost exceeds value ...............           (53,535)

                                                     ===========
   Net unrealized gain .......................       $    68,860
                                                     ===========

--------------------------------------------------------------------

   The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

/(a)/Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1996.

/(b)/The cost stated also represents aggregate cost for federal income tax purposes.

--------------------------------------------------------------------
Investment Abbreviations:

AMBAC--Insured by American Municipal Bond Assurance Corporation
AMT  --Subject to Alternative Minimum Tax
CGIC --Insured by Capital Guaranty Insurance Corporation
FGIC --Insured by Financial Guaranty Insurance Company
FNMA --Federal National Mortgage Association
GNMA --Government National Mortgage Association
GO   --General Obligation
MBIA --Insured by Municipal Bond Investors Assurance Corporation
NR   --Not Rated
--------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES

                                October 31, 1996

                                                                                                 Short-Term
                                                                                                 Government              Bond
                                                                                                    Fund                 Fund
                                                                                                 ----------          ------------
ASSETS:
   Investments in securities, at value
     (cost $34,240,408, $148,639,517, $60,289,683, $157,857,852, $63,447,221,
     $47,613,060, $17,547,625, and $16,739,354, respectively) ...........................       $34,553,894          $153,353,380
   Cash .................................................................................               500                   253
   Receivables:
     Investment securities sold .........................................................                --                    --
     Interest ...........................................................................           492,729             1,712,486
     Dividends ..........................................................................                --                    --
     Fund shares sold ...................................................................            68,830               526,189
   Deferred organization expenses, net ..................................................            30,967                32,859
   Other ................................................................................            32,862                25,596
                                                                                                -----------          ------------
       Total assets .....................................................................        35,179,782           155,650,763
                                                                                                -----------          ------------
LIABILITIES:
   Payables:
     Investment securities purchased ....................................................         1,234,473             4,079,044
     Fund shares redeemed ...............................................................            20,850                88,518
     Dividends and distributions ........................................................            46,011               121,588
     Advisory fees ......................................................................             8,405                62,525
     Administration fees ................................................................             4,203                18,757
   Accrued expenses and other liabilities ...............................................            27,329                75,615
                                                                                                -----------          ------------
       Total liabilities ................................................................         1,341,271             4,446,047
                                                                                                -----------          ------------
NET ASSETS:
   Paid-in capital ......................................................................        33,517,340           146,229,515
   Accumulated undistributed net investment income ......................................            16,269                76,707
   Accumulated net realized gain (loss) on investment transactions ......................            (8,584               184,631
   Accumulated net realized loss on foreign currency related transactions ...............                --                    --
   Net unrealized gain on investments ...................................................           313,486             4,713,863
   Net unrealized loss on translation of assets and liabilities denominated in foreign
     currencies .........................................................................                --                    --
                                                                                                -----------          ------------
       Net assets .......................................................................       $33,838,511          $151,204,716
                                                                                                ===========          ============
     Net asset value per share
       (net assets/shares outstanding) ..................................................       $     18.43          $      19.07
                                                                                                ===========          ============
     Maximum public offering price per share (NAV per share X 1.0363) ...................       $     19.10          $      19.76
                                                                                                ===========          ============
SHARES OUTSTANDING:
   Total shares outstanding, no par value (unlimited number of shares authorized) .......         1,835,731             7,929,698
                                                                                                ===========          ============

   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                     STATEMENTS OF ASSETS AND LIABILITIES

                               October 31, 1996


                                                                                             Balanced               Growth
                                                                                               Fund                  Fund
                                                                                          --------------       ---------------
ASSETS:
   Investments in securities, at value
      (cost $34,240,408, $148,639,517, $60,289,683, $157,857,852, $63,447,221,
      $47,613,060, $17,547,625, and $16,739,354, respectively) ..........................  $  69,765,509        $  208,371,038
   Cash .................................................................................            462                   476
   Receivables:
     Investment securities sold .........................................................             --                    --
     Interest ...........................................................................        318,157                 1,989
     Dividends ..........................................................................         18,802               114,383
     Fund shares sold ...................................................................        391,941               846,970
   Deferred organization expenses, net ..................................................         31,651                33,561
   Other ................................................................................         30,595                26,508
                                                                                           -------------       ---------------
       Total assets .....................................................................     70,557,117           209,394,925
                                                                                           -------------       ---------------
LIABILITIES:
   Payables:
     Investment securities purchased ....................................................        509,881                    --
     Fund shares redeemed ...............................................................         72,414               226,301
     Dividends and distributions ........................................................             --                    --
     Advisory fees ......................................................................         43,915               131,291
     Administration fees ................................................................          8,783                26,258
   Accrued expenses and other liabilities ...............................................         41,876               103,290
                                                                                           -------------       ---------------
       Total liabilities ................................................................        676,869               487,140
                                                                                           -------------       ---------------
NET ASSETS:
   Paid-in capital ......................................................................     56,643,940           144,206,308
   Accumulated undistributed net investment income ......................................        142,448                16,344
   Accumulated net realized gain (loss) on investment transactions ......................      3,618,034            14,171,947
   Accumulated net realized loss on foreign currency related transactions ...............             --                    --
   Net unrealized gain on investments ...................................................      9,475,826            50,513,186
   Net unrealized loss on translation of assets and liabilities denominated in foreign
      currencies ........................................................................             --                    --
                                                                                           =============       ===============
       Net assets .......................................................................  $  69,880,248       $   208,907,785
                                                                                           =============       ===============
     Net asset value per share
        (net assets/shares outstanding) .................................................  $       24.00       $         28.95
                                                                                           =============       ===============
     Maximum public offering price per share (NAV per share X 1.0363) ...................  $       24.87       $         30.00
                                                                                           =============       ===============
SHARES OUTSTANDING:
   Total shares outstanding, no par value (unlimited number of shares authorized) .......      2,911,427             7,217,198
                                                                                           =============       ===============

                                                                                                Aggressive         International
                                                                                                  Growth               Equity
                                                                                                   Fund                 Fund
                                                                                               --------------      ---------------
ASSETS:
   Investments in securities, at value
      (cost $34,240,408, $148,639,517, $60,289,683, $157,857,852, $63,447,221,
      $47,613,060, $17,547,625, and $16,739,354, respectively) ..........................       $  76,308,710       $  51,228,974
   Cash .................................................................................                 605             253,960
   Receivables:
     Investment securities sold .........................................................             954,212              21,249
     Interest ...........................................................................                 292                 379
     Dividends ..........................................................................               7,589             127,760
     Fund shares sold ...................................................................             206,612             247,557
   Deferred organization expenses, net ..................................................              30,783              30,574
   Other ................................................................................              19,467              19,483
                                                                                                -------------      --------------
       Total assets .....................................................................          77,528,270          51,929,936
                                                                                                -------------      --------------
LIABILITIES:
   Payables:
     Investment securities purchased ....................................................           2,751,640             106,837
     Fund shares redeemed ...............................................................              22,359              82,458
     Dividends and distributions ........................................................                  --                  --
     Advisory fees ......................................................................              48,189              35,026
     Administration fees ................................................................               9,638               6,519
   Accrued expenses and other liabilities ...............................................              55,004             110,070
                                                                                                -------------      --------------
       Total liabilities ................................................................           2,886,830             340,910
                                                                                                -------------      --------------
NET ASSETS:
   Paid-in capital ......................................................................          61,196,740          47,198,355
   Accumulated undistributed net investment income ......................................                  --             245,502
   Accumulated net realized gain (loss) on investment transactions ......................             583,211             568,016
   Accumulated net realized loss on  foreign currency related transactions ..............                  --             (37,493)
   Net unrealized gain on investments ...................................................          12,861,489           4,968,095
   Net unrealized loss on translation of assets and liabilities denominated in foreign
      currencies ........................................................................                  --          (1,353,449)
                                                                                                =============      ==============
       Net assets .......................................................................       $  74,641,440      $   51,589,026
                                                                                                =============      ==============
     Net asset value per share
        (net assets/shares outstanding) .................................................       $       28.06      $        20.96
                                                                                                =============      ==============
     Maximum public offering price per share (NAV per share X 1.0363) ...................       $       29.08      $        21.72
                                                                                                =============      ==============
SHARES OUTSTANDING:
   Total shares outstanding, no par value (unlimited number of shares authorized) .......           2,660,099           2,461,373
                                                                                                =============      ==============

                                                                                                  National            Missouri
                                                                                                  Tax-Free            Tax-Free
                                                                                                 Bond Fund           Bond Fund
                                                                                               -------------       -------------
ASSETS:
   Investments in securities, at value
      (cost $34,240,408, $148,639,517, $60,289,683, $157,857,852, $63,447,221,
      $47,613,060, $17,547,625, and $16,739,354, respectively) ..........................      $  17,723,290       $  16,808,214
   Cash .................................................................................             57,542                 830
   Receivables:
     Investment securities sold .........................................................                 --                  --
     Interest ...........................................................................            281,555             231,821
     Dividends ..........................................................................                 --                  --
     Fund shares sold ...................................................................             82,500              35,974
   Deferred organization expenses, net ..................................................             35,348              35,270
   Other ................................................................................             14,017              14,266
                                                                                               -------------      --------------
       Total assets .....................................................................         18,194,252          17,126,375
                                                                                               -------------      --------------
LIABILITIES:
   Payables:
     Investment securities purchased ....................................................            503,131                  --
     Fund shares redeemed ...............................................................                 --              19,540
     Dividends and distributions ........................................................             45,843              47,357
     Advisory fees ......................................................................              7,332               4,309
     Administration fees ................................................................              2,199               2,154
   Accrued expenses and other liabilities ...............................................             22,462              18,601
                                                                                               -------------      --------------
       Total liabilities ................................................................            580,967              91,961
                                                                                               -------------      --------------
NET ASSETS:
   Paid-in capital ......................................................................         17,434,072          16,940,241
   Accumulated undistributed net investment income ......................................              9,525              10,626
   Accumulated net realized gain (loss) on investment transactions ......................             (5,977)             14,687
   Accumulated net realized loss on foreign currency related transactions ...............                 --                  --
   Net unrealized gain on investments ...................................................            175,665              68,860
   Net unrealized loss on translation of assets and liabilities denominated in foreign
      currencies ........................................................................                 --                  --
                                                                                               =============      ==============
       Net assets .......................................................................      $  17,613,285      $   17,034,414
                                                                                               =============      ==============
     Net asset value per share
        (net assets/shares outstanding) .................................................      $       18.46      $        18.26
                                                                                               =============      ==============
     Maximum public offering price per share (NAV per share X 1.0363) ...................      $       19.13      $        18.92
                                                                                               =============      ==============
SHARES OUTSTANDING:
   Total shares outstanding, no par value (unlimited number of shares authorized) .......            954,201             932,652
                                                                                               =============      ==============

                               THE COMMERCE FUNDS

                            STATEMENTS OF OPERATIONS

                       For the Year Ended October 31, 1996

                                                                                                 Short-Term
                                                                                                 Government             Bond
                                                                                                    Fund                Fund
                                                                                               ---------------      --------------
INVESTMENT INCOME:
   Interest .............................................................................     $  1,799,938        $   8,339,699
   Dividends/a/..........................................................................               --                   --
                                                                                              ------------        -------------
      Total income ......................................................................        1,799,938            8,339,699
                                                                                              ------------        -------------
EXPENSES:
   Advisory fees ........................................................................          136,716              600,758
   Administration fees ..................................................................           41,015              180,227
   Transfer agent fees ..................................................................           36,910               50,108
   Custodian fees .......................................................................           38,372               43,619
   Professional fees ....................................................................            8,903               50,410
   Trustee fees .........................................................................            1,087                5,887
   Registration fees ....................................................................           19,467               32,530
   Amortization of deferred organization expenses .......................................            9,995               10,607
   Other ................................................................................           11,316               36,144
                                                                                              ------------        -------------
      Total expenses ....................................................................          303,781            1,010,290
   Less-- Investment advisory fees waived and expense reimbursements ....................         (117,847)                  --
                                                                                              ------------        -------------
      Net expenses ......................................................................          185,934            1,010,290
                                                                                              ------------        -------------
      Net investment income (loss).......................................................        1,614,004            7,329,409
                                                                                              ------------        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investment transactions ..................................           (2,446)             250,806
   Net realized loss on foreign currency related transactions ...........................               --                   --
   Net change in unrealized gain (loss) on investments ..................................         (219,238)          (1,214,248)
   Net change in unrealized loss on translation of assets and liabilities denominated in
     foreign currencies .................................................................               --                   --
                                                                                              -------------       -------------
        Net realized and unrealized gain (loss) on investments and foreign currency
          transactions .................................................................          (221,684)            (963,442)
                                                                                              ------------        -------------
        Net increase in net assets resulting from operations ............................     $  1,392,320        $   6,365,967
                                                                                              ============        =============

---------------
/a/For the Balanced, Growth, Aggressive Growth and International Equity Funds, amount is net of $4,020, $22,380, $1,540 and $125,675 in foreign withholding taxes, respectively.


   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENTS OF OPERATIONS

                       For the Year Ended October 31, 1996

                                                                                                Balanced            Growth
                                                                                                  Fund               Fund
                                                                                              ------------       -------------
INVESTMENT INCOME:
     Interest .............................................................................   $  1,666,765       $     584,717
     Dividends/(a)/........................................................................        438,362           2,443,254
                                                                                              ------------       -------------
       Total income .......................................................................      2,105,127           3,027,971
                                                                                              ------------       -------------
EXPENSES:
     Advisory fees ........................................................................        584,632           1,262,077
     Administration fees ..................................................................         87,695             252,415
     Transfer agent fees ..................................................................         42,501              76,258
     Custodian fees .......................................................................         58,181              44,699
     Professional fees ....................................................................         22,138              76,403
     Trustee fees .........................................................................          2,637               8,950
     Registration fees ....................................................................         19,536              21,449
     Amortization of deferred organization expenses .......................................         10,215              10,830
     Other ................................................................................         22,813              58,945
                                                                                              ------------       -------------
       Total expenses .....................................................................        850,348           1,812,026
     Less -- Investment advisory fees waived and expense reimbursements ...................       (189,714)                 --
                                                                                              ------------       -------------
       Net expenses .......................................................................        660,634           1,812,026
                                                                                              ------------       -------------
       Net investment income (loss)........................................................      1,444,493           1,215,945
                                                                                              ------------       -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
   CURRENCY TRANSACTIONS:
     Net realized gain (loss) on investment transactions ..................................      3,633,059          14,171,671
     Net realized loss on foreign currency related transactions ...........................             --                  --
     Net change in unrealized gain (loss) on investments ..................................      2,979,254          20,413,669
     Net change in unrealized loss on translation of assets and liabilities denominated in
        foreign currencies ................................................................             --                  --
                                                                                              ------------       -------------
          Net realized and unrealized gain (loss) on investments and foreign currency
             transactions .................................................................      6,612,313          34,585,340
                                                                                              ------------       -------------
          Net increase in net assets resulting from operations ............................   $  8,056,806       $  35,801,285
                                                                                              ============       =============


                                                                                               Aggressive        International
                                                                                                 Growth              Equity
                                                                                                  Fund                Fund
                                                                                              ------------       -------------
INVESTMENT INCOME:
     Interest .............................................................................   $    102,331        $    148,113
     Dividends/(a)/........................................................................        411,873             789,401
                                                                                              ------------        ------------
       Total income .......................................................................        514,204             937,514
                                                                                              ------------        ------------
EXPENSES:
     Advisory fees ........................................................................        453,655             571,175
     Administration fees ..................................................................         90,731              57,118
     Transfer agent fees ..................................................................         63,422              39,159
     Custodian fees .......................................................................         50,517             278,118
     Professional fees ....................................................................         25,679              14,846
     Trustee fees .........................................................................          2,963               1,649
     Registration fees ....................................................................         24,359              25,143
     Amortization of deferred organization expenses .......................................          9,933               9,867
     Other ................................................................................         18,115               9,988
                                                                                              ------------        ------------
       Total expenses .....................................................................        739,374           1,007,063
     Less -- Investment advisory fees waived and expense reimbursements ...................             --            (352,110)
                                                                                              ------------        ------------
       Net expenses .......................................................................        739,374             654,953
                                                                                              ------------        ------------
       Net investment income (loss)........................................................       (225,170)            282,561
                                                                                              ------------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
   CURRENCY TRANSACTIONS:
     Net realized gain (loss) on investment transactions ..................................        583,211             606,179
     Net realized loss on foreign currency related transactions ...........................             --             (60,783)
     Net change in unrealized gain (loss) on investments ..................................      6,869,864           4,232,406
     Net change in unrealized loss on translation of assets and liabilities denominated in
        foreign currencies ................................................................             --          (1,006,981)
                                                                                              ------------        ------------
          Net realized and unrealized gain (loss) on investments and foreign currency
             transactions .................................................................      7,453,075           3,770,821
                                                                                              ------------        ------------
          Net increase in net assets resulting from operations ............................   $  7,227,905        $  4,053,382
                                                                                              ============        ============

                                                                                                 National            Missouri
                                                                                                 Tax-Free            Tax-Free
                                                                                                Bond Fund           Bond Fund
                                                                                               -----------         -----------
INVESTMENT INCOME:
     Interest .............................................................................     $  656,626          $  585,700
     Dividends/(a)/........................................................................             --                  --
                                                                                                ----------          ----------
       Total income .......................................................................        656,626             585,700
                                                                                                ----------          ----------
EXPENSES:
     Advisory fees ........................................................................         68,740              61,184
     Administration fees ..................................................................         20,622              18,355
     Transfer agent fees ..................................................................         27,419              26,011
     Custodian fees .......................................................................         42,777              38,790
     Professional fees ....................................................................         10,041               8,013
     Trustee fees .........................................................................            977                 699
     Registration fees ....................................................................         19,391              19,184
     Amortization of deferred organization expenses .......................................         10,717              10,695
     Other ................................................................................         11,896              10,990
                                                                                                ----------          ----------
       Total expenses .....................................................................        212,580             193,921
     Less -- Investment advisory fees waived and expense reimbursements ...................        (95,722)           (114,381)
                                                                                                ----------          ----------
       Net expenses .......................................................................        116,858              79,540
                                                                                                ----------          ----------
       Net investment income (loss)........................................................        539,768             506,160
                                                                                                ----------          ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
   CURRENCY TRANSACTIONS:
     Net realized gain (loss) on investment transactions ..................................         (5,961)             20,856
     Net realized loss on foreign currency related transactions ...........................             --                  --
     Net change in unrealized gain (loss) on investments ..................................        (25,939)            (54,709)
     Net change in unrealized loss on translation of assets and liabilities denominated in
        foreign currencies ................................................................             --                  --
                                                                                                ----------          ----------
          Net realized and unrealized gain (loss) on investments and foreign currency
             transactions .................................................................        (31,900)            (33,853)
                                                                                                ----------          ----------
          Net increase in net assets resulting from operations ............................     $  507,868          $  472,307
                                                                                                ==========          ==========

____________________
/(a)/For the Balanced, Growth, Aggressive Growth and International Equity Funds, amount is net of $4,020, $22,380, $1,540 and $125,675 in foreign withholding taxes, respectively.

                               THE COMMERCE FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                       For the Year Ended October 31, 1996

                                                                                                  Short-Term
                                                                                                  Government            Bond
                                                                                                     Fund               Fund
                                                                                                ---------------     --------------
INCREASE IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss) .......................................................       $   1,614,004       $   7,329,409
     Net realized gain (loss) on investment transactions ................................              (2,446)            250,806
     Net realized loss from foreign currency related transactions .......................                  --                  --
     Net change in unrealized gain (loss) on investments ................................            (219,238)         (1,214,248)
     Net change in unrealized loss on translation of assets and liabilities denominated
        in foreign currencies ...........................................................                  --                  --
                                                                                                --------------      --------------
       Net increase in net assets resulting from operations .............................           1,392,320           6,365,967
                                                                                                --------------      --------------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income .........................................................          (1,614,004)         (7,329,409)
     From net realized gain on investment transactions ..................................            (246,010)         (1,391,915)
                                                                                                --------------      --------------
       Total distributions to shareholders ..............................................          (1,860,014)         (8,721,324)
                                                                                                --------------      --------------
   FROM SHARE TRANSACTIONS:
     Net proceeds from sale of shares ...................................................          24,924,994          78,675,112
     Reinvestment of dividends and distributions ........................................           1,295,008           7,491,166
     Cost of shares redeemed ............................................................         (12,125,108)        (31,110,483)
                                                                                                --------------      --------------
       Net increase in net assets resulting from share transactions .....................          14,094,894          55,055,795
                                                                                                --------------      --------------
       Total increase ...................................................................          13,627,200          52,700,438
NET ASSETS:
     Beginning of year ..................................................................          20,211,311          98,504,278
                                                                                                --------------     ---------------
     End of year.........................................................................       $  33,838,511      $  151,204,716
                                                                                                ==============     ===============
ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME  ...............................................................       $      16,269       $      76,707
                                                                                                ==============      ==============
SUMMARY OF SHARE TRANSACTIONS:
     Sold ...............................................................................           1,348,707           4,132,922
     Issued on reinvestment of dividends and distributions ..............................              70,101             391,702
     Redeemed ...........................................................................            (656,586)         (1,619,214)
                                                                                                --------------      --------------
     Increase in shares outstanding .....................................................             762,222           2,905,410
                                                                                                ==============      ==============

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                       For the Year Ended October 31, 1996

                                                                                                Balanced             Growth
                                                                                                  Fund                Fund
                                                                                            ---------------      ---------------
INCREASE IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss) .......................................................  $    1,444,493       $    1,215,945
     Net realized gain (loss) on investment transactions ................................       3,633,059           14,171,671
     Net realized loss from foreign currency related transactions .......................              --                   --
     Net change in unrealized gain (loss) on investments ................................       2,979,254           20,413,669
     Net change in unrealized loss on translation of assets and liabilities denominated
        in foreign currencies ...........................................................              --                   --
                                                                                           --------------       --------------
       Net increase in net assets resulting from operations .............................       8,056,806           35,801,285
                                                                                           --------------       --------------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income .........................................................      (1,422,102)          (1,233,937)
     From net realized gain on investment transactions ..................................      (1,461,563)          (6,627,050)
                                                                                           --------------       --------------
       Total distributions to shareholders ..............................................      (2,883,665)          (7,860,987)
                                                                                           --------------       --------------
   FROM SHARE TRANSACTIONS:
     Net proceeds from sale of shares ...................................................      29,373,815           93,709,847
     Reinvestment of dividends and distributions ........................................       2,865,066            7,452,682
     Cost of shares redeemed ............................................................     (15,860,466)         (61,930,178)
                                                                                           --------------       --------------
       Net increase in net assets resulting from share transactions .....................      16,378,415           39,232,351
                                                                                           --------------       --------------
       Total increase ...................................................................      21,551,556           67,172,649
NET ASSETS:
     Beginning of year ..................................................................      48,328,692          141,735,136
                                                                                           ==============       ==============
     End of year.........................................................................  $   69,880,248         $208,907,785
                                                                                           ==============       ==============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME  ........................................  $      142,448       $       16,344
                                                                                           ==============       ==============
SUMMARY OF SHARE TRANSACTIONS:
     Sold ...............................................................................       1,297,097            3,571,900
     Issued on reinvestment of dividends and distributions ..............................         126,879              296,637
     Redeemed ...........................................................................        (699,003)          (2,393,934)
                                                                                           ==============       ==============
     Increase in shares outstanding .....................................................         724,973            1,474,603
                                                                                           ==============       ==============

                                                                                              Aggressive        International
                                                                                                Growth              Equity
                                                                                                 Fund                Fund
                                                                                            -------------      ---------------
INCREASE IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss) .......................................................   $    (225,170)       $     282,561
     Net realized gain (loss) on investment transactions ................................         583,211              606,179
     Net realized loss from foreign currency related transactions .......................              --              (60,783)
     Net change in unrealized gain (loss) on investments ................................       6,869,864            4,232,406
     Net change in unrealized loss on translation of assets and liabilities denominated
        in foreign currencies ...........................................................              --           (1,006,981)
                                                                                            -------------        -------------
       Net increase in net assets resulting from operations .............................       7,227,905            4,053,382
                                                                                            -------------        -------------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income .........................................................              --             (107,021)
     From net realized gain on investment transactions ..................................      (1,205,033)             (85,792)
                                                                                            -------------        -------------
       Total distributions to shareholders ..............................................      (1,205,033)            (192,813)
                                                                                            -------------        -------------
   FROM SHARE TRANSACTIONS:
     Net proceeds from sale of shares ...................................................      41,229,162           33,783,562
     Reinvestment of dividends and distributions ........................................       1,073,165              156,566
     Cost of shares redeemed ............................................................     (15,348,445)          (7,225,443)
                                                                                            -------------        -------------
       Net increase in net assets resulting from share transactions .....................      26,953,882           26,714,685
                                                                                            -------------        -------------
       Total increase ...................................................................      32,976,754           30,575,254
NET ASSETS:
     Beginning of year ..................................................................      41,664,686           21,013,772
                                                                                            =============        =============
     End of year.........................................................................   $   74,641,440       $  51,589,026
                                                                                            ==============       =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME  ........................................               --        $     245,502
                                                                                            ==============       ==============
SUMMARY OF SHARE TRANSACTIONS:
     Sold ...............................................................................       1,537,748            1,685,034
     Issued on reinvestment of dividends and distributions ..............................          41,581                8,234
     Redeemed ...........................................................................        (566,313)            (359,077)
                                                                                            =============        =============
     Increase in shares outstanding .....................................................       1,013,016            1,334,191
                                                                                            =============        =============

                                                                                               National            Missouri
                                                                                               Tax-Free            Tax-Free
                                                                                              Bond Fund           Bond Fund
                                                                                             -------------       -------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .......................................................     $     539,768       $     506,160
    Net realized gain (loss) on investment transactions ................................            (5,961)             20,856
    Net realized loss from foreign currency related transactions .......................                --                  --
    Net change in unrealized gain (loss) on investments ................................           (25,939)            (54,709)
    Net change in unrealized loss on translation of assets and liabilities denominated
       in foreign currencies ...........................................................                --                  --
                                                                                             -------------       -------------
      Net increase in net assets resulting from operations .............................           507,868             472,307
                                                                                             --------------      --------------
  DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income .........................................................          (539,768)           (506,160)
    From net realized gain on investment transactions ..................................            (5,570)                 --
                                                                                             -------------       -------------
      Total distributions to shareholders ..............................................          (545,338)           (506,160)
                                                                                             -------------       -------------
  FROM SHARE TRANSACTIONS:
    Net proceeds from sale of shares ...................................................        10,518,564          10,435,951
    Reinvestment of dividends and distributions ........................................            54,574              71,819
    Cost of shares redeemed ............................................................        (3,643,702)         (2,328,641)
                                                                                             -------------       -------------
      Net increase in net assets resulting from share transactions .....................         6,929,436           8,179,129
                                                                                             -------------       -------------
      Total increase ...................................................................         6,891,966           8,145,276
NET ASSETS:
    Beginning of year ..................................................................        10,721,319           8,889,138
                                                                                             =============       =============
    End of year.........................................................................     $  17,613,285       $  17,034,414
                                                                                             =============       =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME  .......................................     $       9,525       $      10,626
                                                                                             =============       =============
SUMMARY OF SHARE TRANSACTIONS:
    Sold ...............................................................................           570,941             572,789
    Issued on reinvestment of dividends and distributions ..............................             2,968               3,935
    Redeemed ...........................................................................          (197,928)           (127,110)
                                                                                             =============       =============
    Increase in shares outstanding .....................................................           375,981             449,614
                                                                                             =============       =============

                               THE COMMERCE FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS
                    For the Period Ended October 31, 1995/(a)/


                                                                                                 Short-Term
                                                                                                 Government              Bond
                                                                                                    Fund                 Fund
                                                                                               ---------------      ---------------
INCREASE IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss) ......................................................       $    1,000,936       $    5,126,430
     Net realized gain (loss) on investment transactions ...............................              246,022            1,391,744
     Net realized loss on foreign currency related transactions ........................                   --                   --
     Net change in unrealized gain on investments ......................................              532,724            5,928,111
     Net change in unrealized loss on translation of assets and liabilities denominated
        in foreign currencies ..........................................................                   --                   --
                                                                                               ---------------      ---------------
       Net increase in net assets resulting from operations ............................            1,779,682           12,446,285
                                                                                               ---------------      ---------------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income ........................................................           (1,000,936)          (5,126,430)
                                                                                               ---------------      ---------------
       Total distributions to shareholders .............................................           (1,000,936)          (5,126,430)
                                                                                               ---------------      ---------------
   FROM SHARE TRANSACTIONS:
     Net proceeds from sale of shares ..................................................           29,493,841          109,057,120
     Reinvestment of dividends and distributions .......................................              916,748            4,978,504
     Cost of shares redeemed ...........................................................          (10,978,024)         (22,851,201)
                                                                                               ---------------      ---------------
       Net increase in net assets resulting from share transactions ....................           19,432,565           91,184,423
                                                                                               ---------------      ---------------
       Total increase ..................................................................           20,211,311           98,504,278
NET ASSETS:
     Beginning of period ...............................................................                   --                   --
                                                                                               ===============      ===============
     End of period .....................................................................       $   20,211,311       $   98,504,278
                                                                                               ===============      ===============
ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME ...............................................................                   --                   --
                                                                                               ===============      ===============
SUMMARY OF SHARE TRANSACTIONS:
     Sold ..............................................................................            1,615,040            5,978,187
     Issued on reinvestment of dividends and distributions .............................               49,473              263,196
     Redeemed ..........................................................................             (591,004)          (1,217,095)
                                                                                               ---------------      ---------------
     Increase in shares outstanding ....................................................            1,073,509            5,024,288
                                                                                               ===============      ===============

---------------
(a) The Short-Term Government, Bond, Balanced, Growth, Aggressive Growth, and International Equity Funds commenced operations on December 12, 1994; the National Tax-Free Bond and the Missouri Tax-Free Bond Funds commenced operations on February 21, 1995.




   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS
                    For the Period Ended October 31, 1995/(a)/


                                                                                                                  Aggressive
                                                                                  Balanced          Growth          Growth
                                                                                    Fund             Fund            Fund
                                                                               ---------------  ---------------  --------------
INCREASE IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss) .........................................    $    1,186,399   $      858,158   $     (64,482)
     Net realized gain (loss) on investment transactions ..................         1,461,539        6,627,326       1,264,973
     Net realized loss on foreign currency related transactions ...........                --               --              --
     Net change in unrealized gain on investments .........................         6,496,572       30,099,517       5,991,625
     Net change in unrealized loss on translation of assets and
        liabilities denominated in foreign currencies .....................                --               --              --
                                                                               ---------------  ---------------  --------------
       Net increase in net assets resulting from operations ...............         9,144,510       37,585,001       7,192,116
                                                                               ---------------  ---------------  --------------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income ...........................................        (1,091,605)        (834,749)             --
                                                                               ---------------  ---------------  --------------
       Total distributions to shareholders ................................        (1,091,605)        (834,749)             --
                                                                               ---------------  ---------------  --------------
   FROM SHARE TRANSACTIONS:
     Net proceeds from sale of shares .....................................        51,759,622      134,640,655      38,077,462
     Reinvestment of dividends and distributions ..........................         1,089,482          821,867              --
     Cost of shares redeemed ..............................................       (12,573,317)     (30,477,638)     (3,604,892)
                                                                               ---------------  ---------------  --------------
       Net increase in net assets resulting from share transactions .......        40,275,787      104,984,884      34,472,570
                                                                               ---------------  ---------------  --------------
       Total increase .....................................................        48,328,692      141,735,136      41,664,686
NET ASSETS:
     Beginning of period ..................................................                --               --              --
                                                                               ---------------  ---------------  --------------
     End of period ........................................................    $   48,328,692   $  141,735,136   $  41,664,686
                                                                               ===============  ===============  ==============
ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME ..................................................    $       94,794   $       23,409              --
                                                                               ===============  ===============  ==============
SUMMARY OF SHARE TRANSACTIONS:
     Sold .................................................................         2,769,352        7,111,443       1,805,561
     Issued on reinvestment of dividends and distributions ................            53,465           37,669              --
     Redeemed .............................................................          (636,363)      (1,406,517)       (158,478)
                                                                               ---------------  ---------------  --------------
     Increase in shares outstanding .......................................         2,186,454        5,742,595       1,647,083
                                                                               ===============  ===============  ==============

                                                                               International       National         Missouri
                                                                                   Equity          Tax-Free         Tax-Free
                                                                                    Fund          Bond Fund        Bond Fund
                                                                               ---------------  ---------------  --------------
INCREASE IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income (loss) .........................................     $     108,874    $     201,460    $    171,461
     Net realized gain (loss) on investment transactions ..................            48,937            5,554          (5,147)
     Net realized loss on foreign currency related transactions ...........           (19,098)              --              --
     Net change in unrealized gain on investments .........................           735,689          201,604         123,569
     Net change in unrealized loss on translation of assets and
        liabilities denominated in foreign currencies .....................          (346,468)              --              --
                                                                               --------------   --------------   -------------
        Net increase in net assets resulting from operations ..............           527,934          408,618         289,883
                                                                               --------------   --------------   -------------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income ...........................................            (7,832)        (201,460)       (171,461)
                                                                                --------------   --------------   -------------
       Total distributions to shareholders ................................            (7,832)        (201,460)       (171,461)
                                                                                --------------   --------------   -------------
   FROM SHARE TRANSACTIONS:
     Net proceeds from sale of shares .....................................        23,593,942       11,045,591       9,349,674
     Reinvestment of dividends and distributions ..........................             7,832            8,485          17,030
     Cost of shares redeemed ..............................................        (3,108,104)        (539,915)       (595,988)
                                                                                --------------   --------------   -------------
       Net increase in net assets resulting from share transactions .......        20,493,670       10,514,161       8,770,716
                                                                                --------------   --------------   -------------
       Total increase .....................................................        21,013,772       10,721,319       8,889,138
NET ASSETS:
     Beginning of period ..................................................                 --              --              --
                                                                                --------------   --------------   -------------
     End of period ........................................................     $  21,013,772    $  10,721,319    $  8,889,138
                                                                                ==============   ==============   =============
ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME ..................................................     $      64,814               --              --
                                                                                ==============   ==============   =============
SUMMARY OF SHARE TRANSACTIONS:
     Sold .................................................................         1,301,494          607,436         514,879
     Issued on reinvestment of dividends and distributions ................               435              463             933
     Redeemed .............................................................          (174,747)         (29,679)        (32,774)
                                                                                --------------   --------------   -------------
     Increase in shares outstanding ........................................        1,127,182          578,220         483,038
                                                                                ==============   ==============   =============

---------------

/(a)/ The Short-Term Government, Bond, Balanced, Growth, Aggressive Growth, and International Equity Funds commenced operations on December 12, 1994; the National Tax-Free Bond and the Missouri Tax-Free Bond Funds commenced operations on February 21, 1995.

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       Income from           Distributions to
                                  investment operations        shareholders
                                 --------------------------------------------------
                                                 Net
                                               realized                                                                Ratio
                                                 and                                  Net                  Ratio       of net
                                              unrealized                             asset                 of net    investment
                       Net asset                 gain                                value,               expenses    income
                        value,        Net     (loss) on    From net    From net       end                to average  to average
                       beginning  investment   invest-    investment  realized gain   of     Total          net         net
                       of period    income    ments /(b)/  income    on investments  period  return/(c)/  assets      assets
                      -------------------------------------------------------------------------------------------------------
                           SHORT-TERM GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------------------
Year ended: 10/31/96      $18.83       $1.09    $(0.18)     $(1.09)      $(0.22)    $18.43    5.02%       0.68%     5.90%
12/12/94/(a)/ to 10/31/95  18.00        1.06      0.83       (1.06)          --      18.83   10.72        0.68/(d)/ 6.38/(d)/

                                    BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
Year ended: 10/31/96       19.61        1.16     (0.28)      (1.16)       (0.26)     19.07    4.71        0.84      6.10
12/12/94/(a)/ to 10/31/95  18.00        1.12      1.61       (1.12)          --      19.61   15.59        0.88/(d)/ 6.64/(d)/

                                  BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------------
Year ended: 10/31/96       22.10        0.54      2.56       (0.54)       (0.66)     24.00   14.45        1.13      2.47
12/12/94/(a)/ to 10/31/95  18.00        0.59      4.06       (0.55)          --      22.10   26.14        1.13/(d)/ 3.28/(d)/

                                                                   Ratios assuming
                                                                    no waiver of
                                                                  investment advisory
                                                                    fees or expense
                                                                     reimbursements
                                                                ---------------------------
                                                                                 Ratio
                                                                    Ratio        of net
                                                         Net          of       investment
                                           Average    assets at    expenses     income to
                             Portfolio     commis-       end      to average     average
                             turnover       sion     of period      net           net
                               rate        rate/(e)/  (in 000's)   assets        assets
                             --------------------------------------------------------------
                                    SHORT-TERM GOVERNMENT FUND
-------------------------------------------------------------------------------------------
Year ended: 10/31/96            12%          --        $33,839     1.11%          5.47%
12/12/94/(a)/ to 10/31/95      158           --         20,211     1.14/(d)/      5.92/(d)/

                                                   BOND FUND
-------------------------------------------------------------------------------------------
Year ended: 10/31/96            31           --       151,205     0.84            6.10
12/12/94/(a)/ to 10/31/95       58           --        98,504     0.88/(d)/       6.64/(d)/

                                                  BALANCED FUND
-------------------------------------------------------------------------------------------
Year ended: 10/31/96            58         $0.7640      69,880      1.45           2.15
12/12/94/(a)/ to 10/31/95       59           --         48,329     1.45/(d)/       2.96/(d)/

---------------
(a) Commencement of operations.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the begining of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged.
    This rate may vary due to various types of transactions and number of security trades executed.

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS
                       FINANCIAL HIGHLIGHTS --(Continued)
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Income from               Distributions to
                                         investment operations            shareholders
                                    ---------------------------------------------------------
                                                             Net
                                                          realized
                                                             and
                                                  Net     unrealized
                                                realized   loss on                                  Net                   Ratio
                                                  and      foreign                                 asset                  of net
                          Net asset    Net     unrealized  currency                                value,                expenses
                           value,   investment  gain on    related      From net     From net       end                 to average
                          beginning   income    invest-     trans-      investment  realized gain   of     Total            net
                          of period   (loss)   ments/(b)/   actions/(b)/  income   on investments  period  return/(c)/     assets
                         --------------------------------------------------------------------------------------------------------
                                       GROWTH FUND
---------------------    --------------------------------------------------------------------------------------------------------
Year ended: 10/31/96         $24.68     $0.19      $5.40         --       $(0.19)      $(1.13)     $28.95     23.43%      1.08%
12/12/94/(a)/ to 10/31/95     18.00      0.15       6.68         --        (0.15)          --       24.68     38.06       1.11/(d)/

                                 AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
Year ended: 10/31/96          25.30     (0.07)      3.51         --           --        (0.68)      28.06     13.78       1.22
12/12/94/(a)/ to 10/31/95     18.00     (0.04)      7.34         --           --           --       25.30     40.56       1.32/(d)/

                                INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
Year ended: 10/31/96          18.64      0.11       3.02      (0.67)       (0.07)       (0.07)      20.96     13.25       1.72
12/12/94/(a)/ to 10/31/95     18.00      0.12       0.95      (0.40)       (0.03)          --       18.64      3.73       1.81/(d)/

                                                                        Ratios assuming
                                                                          no waiver of
                                                                       investment advisory
                                                                         fees or expense
                                                                          reimbursements
                                                                      ---------------------
                                Ratio                                                     Ratio
                                of net                                        Ratio       of net
                              investment                           Net         of       investment
                                income                Average    assets at  expenses     income
                                (loss)    Portfolio   commiss-     end      to average   (loss) to
                             to average    turnover      ion     of period     net       average
                             net assets      rate      rate(e)   (in 000's)   assets     net assets
                         ------------------------------------------------------------------------------
                                                    GROWTH FUND
-------------------------------------------------------------------------------------------------------
Year ended: 10/31/96           0.72%           36%      $0.0654   $208,908     1.08%        0.72%
12/12/94/(a)/ to 10/31/95      0.81/(d)/       33            --    141,735     1.11/(d)/    0.81/(d)/

                                                  AGGRESSIVE GROWTH FUND
---------------------------------------------------------------------------------------------------
Year ended: 10/31/96          (0.37)           71        0.0692     74,641    1.22         (0.37)
12/12/94/(a)/ to 10/31/95     (0.29)/(d)/      59            --     41,665    1.32/(d)/    (0.29)/(d)/

                                                INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------
Year ended: 10/31/96           0.74            21        0.0147     51,589    2.64         (0.18)
12/12/94/(a)/ to 10/31/95      1.06/(d)/       25            --     21,014    3.50/(d)/    (0.63)/(d)/

---------------
/(a)/ Commencement of operations.
/(b)/ Includes the balancing effect of calculating per share amounts.
/(c)/ Assumes investment of the net asset value at the begining of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
/(d)/ Annualized.
/(e)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                          Income from          Distributions to
                                     investment operations       shareholders
                                    ----------------------  ------------------------
                                                    Net
                                                  realized
                                                    and                                    Net                    Ratio
                                                 unrealized                               asset                  of net
                          Net asset                 gain                    From net      value,                 expenses
                           value,        Net     (loss) on     From net   realized gain    end                  to average
                          beginning  investment   invest-     investment       on          of       Total          net
                          of period    income     ments/(b)/    income     investments    period   return/(c)/    assets
                          ---------  ----------  ---------    ----------  -------------  -------   ----------  -----------
                                                   NATIONAL TAX-FREE BOND FUND
--------------------------------------------------------------------------------------------------------------------------
Year ended:     10/31/96    $18.54      $0.73     $(0.07)       $(0.73)      $(0.01)      $18.46      3.60%        0.85%
2/21/95/(a)/ to 10/31/95     18.00       0.54       0.54         (0.54)          --        18.54      6.06         0.85/(d)/

                                                   MISSOURI TAX-FREE BOND FUND
--------------------------------------------------------------------------------------------------------------------------
Year ended:     10/31/96     18.40       0.76      (0.14)        (0.76)          --       $18.26      3.43%        0.65
2/21/95/(a)/ to 10/31/95     18.00       0.57       0.40         (0.57)          --        18.40      5.45         0.65/(d)/


                                                                          Ratios assuming
                                                                           no waiver of
                                                                        investment advisory
                                                                          fees or expense
                                                                           reimbursements
                                                                     -------------------------
                             Ratio                                                    Ratio
                             of net                        Net           Ratio        of net
                           investment                   assets at         of        investment
                             income        Portfolio       end         expenses      income to
                           to average      turnover     of period     to average     average
                           net assets        rate       (in 000's)    net assets     net assets
                           ----------      ---------    ----------    ----------     ----------
                                        NATIONAL TAX-FREE BOND FUND
----------------------------------------------------------------------------------------------

Year ended:    10/31/96      3.93%             34%        $17,613       1.55%          3.23%
2/21/95/(a)/to 10/31/95      4.19/(d)/         19          10,721       1.90/(d)/      3.14/(d)/
----------------------------------------------------------------------------------------------
                                      MISSOURI TAX-FREE BOND FUND
Year ended:    10/31/96      4.14%             49%         17,034       1.58           3.21
2/21/95/(a)/to 10/31/95      4.41/(d)/         52           8,889       2.12/(d)/      2.94/(d)/

---------------

/(a)/ Commencement of operations.
/(b)/ Includes the balancing effect of calculating per share amounts.
/(c)/ Assumes investment at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
/(d)/ Annualized.


   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1996


1.  ORGANIZATION

      The Commerce Funds (the "Trust") is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust consists of eight portfolios (individually, a "Fund" and collectively, the "Funds"): Short-Term Government Fund, Bond Fund, Balanced Fund, Growth Fund, Aggressive Growth Fund, International Equity Fund, National Tax-Free Bond Fund and Missouri Tax-Free Bond Fund. Each Fund is registered as a diversified management investment company under the 1940 Act, other than the Missouri Tax-Free Bond Fund, which is registered as non-diversified under the 1940 Act.

2.  SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

   A.  Investment Valuation

      Investments in securities traded on a U.S. exchange or the NASDAQ system are valued at their last sale or closing price on the principal exchange on which they are traded or NASDAQ, on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked prices. The value of a Fund's portfolio securities that are traded on stock exchanges outside the U.S. are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value; then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Fixed-income securities are valued at prices supplied by an independent pricing service, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not available, are valued at fair value using methods approved by the Board of Trustees.

   B.  Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

   C.  Premiums and Discounts on Debt Securities Owned

      The National Tax-Free Bond and the Missouri Tax-Free Bond Funds amortize premiums on debt securities on the effective yield basis, and do not accrete market discounts on debt securities. The Growth, Aggressive Growth and International Equity Funds accrete market discounts and amortize premiums on a yield to maturity basis. The Short-Term Government, Bond and Balanced Funds do not accrete market discounts or amortize premiums on long-term debt securities. The Short-Term Government, Bond and Balanced Funds invest in mortgage-backed securities. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distributions and are included in interest income in the accompanying Statements of Operations. For all Funds, original issue discount on debt securities is amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

                               THE COMMERCE FUNDS

2.  SIGNIFICANT ACCOUNTING POLICIES--(Continued)

   D.  Foreign Currency Translations

     The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Net realized gain (loss) on foreign currency transactions will represent:
(i) foreign exchange gains and losses from the sale of foreign currencies and investments; (ii) foreign exchange gains and losses between trade date and settlement date on investment securities transactions and foreign exchange contracts; and (iii) foreign exchange gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received. Net unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the exchange rate.

   E.  Forward Foreign Currency Exchange Contracts

      The International Equity Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions as a means to manage its foreign exchange rate risk. All commitments are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts as a result of the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   F.  Federal Taxes

      Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal income tax provisions are required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules.

      As of the Trust's most recent tax year-end, the following Funds had capital loss carryforwards for U.S. federal income tax purposes:

               Fund                    Amount          Year of Expiration
   ----------------------------  -----------------  ------------------------
   Short-Term Government Fund          $8,584                2004
   National Tax-Free Bond Fund         $5,961                2004

      These amounts are available to be carried forward to offset future capital gains of the Funds to the extent permitted by applicable laws or regulations.

                              THE COMMERCE FUNDS

2.  SIGNIFICANT ACCOUNTING POLICIES--(Continued)

   G.  Deferred Organization Expenses
      Organization-related costs are being amortized on a straight-line basis over a period of five years beginning with the commencement of each of the Fund's operations. If any or all of the shares held by Goldman, Sachs & Co. representing initial capital of the Funds are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of the unamortized organizational cost balance.

   H.  Expenses
      Expenses incurred by the Funds which do not specifically relate to an individual Fund are allocated to the Funds based on each Fund's relative average net assets for the period.

   I.  Repurchase Agreements
      During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in safekeeping in the customer-only account of State Street Bank & Trust Company, the Funds' custodian, or at sub-custodians. The market value of the underlying collateral is monitored by daily pricing.

      In connection with transactions in repurchase agreements, if the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

   J.  Dividends and Distributions to Shareholders
      Dividends from net investment income are declared daily and paid monthly by the Short-Term Government, Bond, National Tax-Free Bond and Missouri Tax-Free Bond Funds; declared and paid quarterly by the Balanced and Growth Funds; and declared and paid annually by the Aggressive Growth and International Equity Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3.  AGREEMENTS

      The Funds have entered into an Advisory Agreement with Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City) (the "Advisor"). Pursuant to the terms of the Advisory Agreement, the Advisor is responsible for managing the investments and making investment decisions for each of the Funds. For these services and for assuming related expenses, the Advisor is entitled to a fee, computed daily and payable monthly, at the following annual rate of the corresponding Fund's average daily net assets:

            Short-Term Government Fund.....................   .50%
            Bond Fund......................................   .50%
            Balanced Fund..................................  1.00%
            Growth Fund....................................   .75%
            Aggressive Growth Fund.........................   .75%
            International Equity Fund......................  1.50%
            National Tax-Free Bond Fund....................   .50%
            Missouri Tax-Free Bond Fund....................   .50%

                              THE COMMERCE FUNDS

3.  AGREEMENTS--(Continued)

      As authorized by the Advisory Agreement, the Advisor has entered into a Sub-Advisory Agreement with Rowe-Price Fleming International, Inc. (the "Sub-Advisor") whereby the Sub-Advisor manages the investment assets of the International Equity Fund. As compensation for services rendered under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee from the Advisor at the following annual rate:

              Average Daily Net Assets                    Annual Rate
              ------------------------                    -----------
              First $20 million...........................   .75%
              Next $30 million............................   .60%
              Over $50 million............................   .50%

      For the year ended October 31, 1996, the Advisor has voluntarily agreed to waive a portion of its advisory fee for certain portfolios. The resulting advisory fees are .30% for the Short-Term Government Fund, .75% for the Balanced Fund, .83% for the International Equity Fund and .30% for the Missouri Tax-Free Bond Fund. The effect of these waivers by the Advisor for the year ended October 31, 1996 was to reduce advisory fees by $54,686, $146,158, $255,695 and $24,474 for the Short-Term Government, Balanced, International Equity and Missouri Tax-Free Bond Funds, respectively.

      In addition, for the year ended October 31, 1996, the Advisor has voluntarily agreed to reimburse expenses (excluding interest, taxes, and extraordinary expenses) to the extent that such expenses exceed, on an annualized basis, .68%, .88%, 1.13%, 1.13%, 1.72%, .85% and .65% of average net assets of the Short-Term Government, Bond, Balanced, Growth, International Equity, National Tax-Free Bond and Missouri Tax-Free Bond Funds, respectively. The effect of these reimbursements by the Advisor for the year ended October 31, 1996 was to reduce expenses by $63,161, $43,556, $96,415, $95,722 and $89,907 for the Short-Term Government, Balanced, International Equity, National Tax-Free Bond and Missouri Tax-Free Bond Funds, respectively. The amount reimbursable to the Short-Term Government, Balanced, National Tax-Free Bond and Missouri Tax-Free Bond Funds at October 31, 1996 was approximately $9,900, $8,500, $13,300 and $13,400, respectively, and are reflected in "Other Assets" in the accompanying Statements of Assets and Liabilities. Included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities of the International Equity Fund is approximately $34,500 related to excess reimbursements payable to the Advisor.

      Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., serves as the Trust's administrator, pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Trust's business affairs. As compensation for the services rendered under the Administration Agreement and its assumption of related expenses, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate of .15% of the average daily net assets of each Fund.

      Goldman, Sachs & Co. serves as Distributor of shares of the Funds pursuant to a Distribution Agreement and may receive a portion of the sales load imposed on the sale of shares of the Funds. The maximum sales load imposed on sale of shares of the Funds is 3.50%. Goldman Sachs has advised the Trust that it has retained approximately $31,000 for the year ended October 31, 1996.

      Pursuant to a Shareholder Administrative Services Plan adopted by its Board of Trustees, the Funds may enter into agreements with service organizations such as banks and financial institutions, which may include the Advisor and its affiliates ("Service Organizations"), under which they will render shareholder administration support services. For these services, the Service Organizations are entitled to receive fees from a Fund at an annual rate of up to .25% of the average daily net asset value of Fund shares beneficially owned by clients of such Service Organizations. The Shareholder Servicing expense for the year ended October 31, 1996 was approximately $4,400, $17,200, $8,000,

                              THE COMMERCE FUNDS

3.  AGREEMENTS--(Continued)

$25,300, $5,100 and $2,300 for the Short-Term Government, Bond, Balanced, Growth, Aggressive Growth and International Equity Funds, respectively, and are reflected in "Other Expenses" in the accompanying Statements of Operations.

4.  INVESTMENT TRANSACTIONS

      Purchases and proceeds from sales or maturities of long-term securities for the year ended October 31, 1996 were as follows:

                          Short-Term Government Fund
Purchases (excluding U.S. Government securities)..............     $         --
Sales (excluding U.S. Government securities)..................               --
Purchases of U.S. Government securities.......................       15,909,159
Sales of U.S. Government securities...........................        2,763,432
                                   Bond Fund
Purchases (excluding U.S. Government securities)..............     $ 18,419,319
Sales (excluding U.S. Government securities)..................        5,517,744
Purchases of U.S. Government securities.......................       55,569,061
Sales of U.S. Government securities...........................       28,972,358
                                 Balanced Fund
Purchases (excluding U.S. Government securities)..............     $ 28,608,357
Sales (excluding U.S. Government securities)..................       21,643,425
Purchases of U.S. Government securities.......................       16,339,451
Sales of U.S. Government securities...........................        9,680,583
                                  Growth Fund
Purchases (excluding U.S. Government securities)..............     $ 84,942,389
Sales (excluding U.S. Government securities)..................       56,464,090
Purchases of U.S. Government securities.......................               --
Sales of U.S. Government securities...........................               --
                            Aggressive Growth Fund
Purchases (excluding U.S. Government securities)..............     $ 69,707,716
Sales (excluding U.S. Government securities)..................       41,962,522
Purchases of U.S. Government securities.......................               --
Sales of U.S. Government securities...........................               --
                           International Equity Fund
Purchases (excluding U.S. Government securities)..............     $ 33,888,437
Sales (excluding U.S. Government securities)..................        7,614,312
Purchases of U.S. Government securities.......................               --
Sales of U.S. Government securities...........................               --
                          National Tax-Free Bond Fund
Purchases (excluding U.S. Government securities)..............     $ 12,638,655
Sales (excluding U.S. Government securities)..................        4,601,069
Purchases of U.S. Government securities.......................               --
Sales of U.S. Government securities...........................               --
                          Missouri Tax-Free Bond Fund
Purchases (excluding U.S. Government securities)..............     $ 14,037,467
Sales (excluding U.S. Government securities)..................        5,834,031
Purchases of U.S. Government securities.......................               --
Sales of U.S. Government securities...........................               --

                              THE COMMERCE FUNDS

5.  CONCENTRATION OF CREDIT RISK

    The Missouri Tax-Free Bond Fund invests substantially all of its assets in debt obligations of issuers located in the State of Missouri. The issuers' abilities to meet their obligations may be affected by Missouri economic or political developments.

6.  CERTAIN RECLASSIFICATIONS

    In accordance with Statement of Position 93-2, the Short-Term Government, Bond, Balanced, Growth, Aggressive Growth, International Equity, National Tax-Free Bond and Missouri Tax-Free Bond Funds have reclassified $10,119, $10,703, $10,262, $10,927, $5,377, $10,000, $9,525 and $9,604, respectively, from paid-in capital to accumulated undistributed net investment income. The Short-Term Government, Bond, Balanced and Missouri Tax-Free Bond Funds have reclassified $6,150, $66,004, $15,001 and $1,022, respectively, of accumulated net realized gain to accumulated undistributed net investment income. The Aggressive Growth Fund has reclassified $219,793 of accumulated net investment loss to paid-in capital, and has reclassified $59,940 of accumulated net realized gain to paid-in capital. The International Equity Fund has reclassified $6,160 of accumulated net realized loss on foreign currency related transactions to accumulated undistributed net investment income and has reclassified $1,308 of accumulated net realized gain on investments to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds' capital accounts on a tax basis.



--------------------------------------------------------------------------------
                                   (unaudited)
The Commerce Funds

During the year ended October 31, 1996, 97.46% and 97.38% of the distributions paid by the National Tax-Free Bond Fund and the Missouri Tax-Free Bond Fund respectively, were exempt-interest dividends and as such, are not subject to U.S. federal income tax. The remaining distributions were taxable ordinary income dividends.

During the year ended October 31, 1996, 2.26% and 0.91% of the exempt-interest dividends paid by the National Tax-Free Bond Fund and the Missouri Tax-Free Bond Fund, respectively, were derived from Private Activity Bonds or Alternative Minimum Tax Bonds ("AMT" Bonds).

During the year ended October 31, 1996, 20.97% and 100.00% of the dividends paid from net investment income by the Balanced Fund and Growth Fund respectively, qualify for the dividends received deduction available to corporations.
--------------------------------------------------------------------------------

                                                 The Commerce Funds
                                                 ====================

                                                 Trustees
                                                 J. Eric Helsing, Chairman
                                                 Randall D. Barron
                                                 David L. Bodde
                                                 John J. Holland
                                                 Warren Weaver

                                                 Officers
                                                 Warren Weaver
                                                 President
                                                 Scott M. Gilman
                                                 Vice President
                                                 Paul Klug
                                                 Vice President
                                                 Nancy L. Mucker
                                                 Vice President
                                                 John M. Perlowski
                                                 Vice President
                                                 Pauline Taylor
                                                 Vice President
                                                 Randall D. Barron
                                                 Treasurer
                                                 W. Bruce McConnel, III
                                                 Secretary
                                                 Michael J. Richman
                                                 Assistant Secretary
                                                 Howard B. Surloff
                                                 Assistant Secretary


     This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Commerce Funds Prospectus which contains facts concerning The Commerce Funds' objectives and policies, management, expenses and other information. Shares of the Funds are not deposits or obligations of, or guaranteed, endorsed or otherwise supported by, Commerce Bank, N.A. (St. Louis), Commerce Bank, N.A. (Kansas City), their parent or affiliates, and the shares are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds involves investment risks, including possible loss of principal.

THE COMMERCE FUNDS
922 Walnut Street
Kansas City, Missouri 64106

INVESTMENT ADVISORS
Commerce Bank, N.A.
922 Walnut Street
Kansas City, Missouri 64106

Commerce Bank, N.A.
8000 Forsyth Boulevard
St. Louis, Missouri 63105

INVESTMENT SUB-ADVISOR
Rowe-Price Fleming International, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

DISTRIBUTOR
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

ADMINISTRATOR
Goldman Sachs Asset Management
One New York Plaza
New York, New York 10004

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
National Financial Data Services, Inc.
1004 Baltimore Street
Kansas City, Missouri 64105

INDEPENDENT ACCOUNTANTS
KPMG Peat Marwick LLP
1000 Walnut Street
Kansas City, Missouri 64106

LEGAL COUNSEL
Drinker Biddle & Reath
1345 Chestnut Street
Philadelphia, Pennsylvania 19107

                           COM-ANN96

                     [LOGO OF COMMERCE FUNDS APPEARS HERE]


                         The Short-Term Government Fund
                                 The Bond Fund
                                The Balanced Fund
                                 The Growth Fund
                           The Aggressive Growth Fund
                          The International Equity Fund
                         The National Tax-Free Bond Fund
                         The Missouri Tax-Free Bond Fund

                                 Annual Report

                                October 31, 1996